UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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VOXX International Corporation

(Name of Registrant as Specified in Its Charter)

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2351 J Lawson Blvd. Orlando, FL 32824

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 23, 2024

Dear Stockholder:

The Annual Meeting of Shareholders of VOXX International Corporation (“Voxx” or the “Company”) will be held on Tuesday, July 23, 2024, at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/VOXX2024, where you will be able to listen to the meeting live, submit questions, and vote online. You are cordially invited to attend.

The Annual Meeting will be held for the following purposes:

1.
to elect seven directors to serve until the 2025 Annual Meeting of Shareholders or until their successors are elected and qualified;
2.
to approve the Company’s 2024 Equity Incentive Plan; and
3.
to consider and ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025.

In their discretion, the proxies are authorized to vote, as described in the accompanying Proxy Statement, upon any other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record as of the close of business on May 28, 2024 (the “Record Date”) are authorized to receive notice of, and to vote their shares at, the Annual Meeting or any adjournment thereof. As detailed in the Proxy Statement, you may vote your shares via the internet, by telephone, or by mail. Voting your shares via the internet is the most cost-effective method. If your shares are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

We encourage you to vote your shares promptly using one of the methods discussed above.

By order of the Board of Directors,

/s/ Janine Russo

JANINE RUSSO

Corporate Secretary

Hauppauge, New York

June 10, 2024

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 23, 2024. THE PROXY STATEMENT AND THE FORM 10-K OF THE COMPANY ARE AVAILABLE AT HTTP://WWW.PROXYVOTE.COM.

PLEASE VOTE YOUR SHARES PROMPTLY

VOXX INTERNATIONAL CORPORATION

2351 J LAWSON BLVD.

ORLANDO, FL 32824

800-645-7750

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, July 23, 2024

PROXY STATEMENT

This Proxy Statement contains information about the Annual Meeting of Shareholders of VOXX International Corporation (“Voxx” or the “Company”). The accompanying proxy is solicited by the Board of Directors of the Company (the “Board”) on behalf of the Company, which is paying the full costs of the solicitation.

2024 Annual Meeting

The Annual Meeting of Shareholders of VOXX International Corporation (the “Annual Meeting”) will be held at 10:00 a.m. Eastern Time on July 23, 2024. The Annual Meeting will be a completely virtual meeting of stockholders.

You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/VOXX2024, where you will be able to listen to the meeting live, submit questions, and vote online.

At the Annual Meeting, you will be asked:

1.
to elect seven directors to serve until the 2025 Annual Meeting of Shareholders or until their successors are elected and qualified;
2.
to approve the Company’s 2024 Equity Incentive Plan; and
3.
to consider and ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

Internet Availability of Proxy Materials

Proxy materials are being furnished by the Company to shareholders via the internet on or about June 10, 2024, rather than by mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials and cast your vote on the internet. If you would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. This Proxy Statement and the Company’s 2024 Annual Report on Form 10-K are available at www.proxyvote.com. Internet distribution of proxy materials is designed to expedite receipt by shareholders, lower the cost of the Annual Meeting, and conserve natural resources. However, if you would like to receive proxy materials for the Annual Meeting or for future shareholder meetings, you may request printed copies as follows:

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By telephone: call 1-800-579-1639 free of charge and follow the instructions;

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By internet: go to www.proxyvote.com and follow the instructions; or
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By e-mail: send an e-mail message to sendmaterial@proxyvote.com. Please send a blank e-mail and put the 16 digit control number located in your Notice of Internet Availability of Proxy Materials in the subject line.

Solicitation and Voting of Proxies

Only shareholders of record at the close of business on May 28, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the close of business on the Record Date, there were 20,286,620 outstanding shares of our Class A Common Stock, par value $.01 per share, and 2,260,954 outstanding shares of our Class B Common Stock, par value $.01 per share. At the Annual Meeting, each share of Class A Common Stock is entitled to one (1) vote (whether by proxy or pursuant to a shareholders’ consent) and each share of Class B Common Stock is entitled to ten (10) votes (whether by proxy or pursuant to a shareholders’ consent). Class A directors are elected by the affirmative vote of a plurality of the votes of the Class A shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of the Class A directors. The Class A and Class B directors are elected by the affirmative vote of a plurality of the votes of the Class A and Class B shareholders cumulatively present or represented by proxy at the Annual Meeting and entitled to vote on the election of the Class A and Class B directors.

The approval of the Company’s 2024 Equity Incentive Plan and the ratification of the appointment of the independent registered public accounting firm must be approved by holders of a majority of the shares of Class A and Class B Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereon.

Mr. John J. Shalam, our Chair of the Board, controls in excess of 50% of the combined Class A and B votes and he intends to vote his shares to approve all of the matters to be voted upon at the meeting that are described in this Proxy Statement.

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their name shares of common stock beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners.

Quorum Requirement and Votes Required

The presence by proxy of the holders of a majority of the issued and outstanding shares of common stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. If your shares of Class A Common Stock are held by a broker, bank, or other nominee, you will receive instruction from them on how to vote your shares. Abstentions and broker non-votes are treated as present at the meeting and are therefore counted to determine a quorum. The Annual Meeting may be adjourned by a majority of the votes cast upon the question, whether or not a quorum is present. If a quorum is not present, the Chair of the meeting may adjourn the meeting to another place, date, or time, without notice other than announcement at the meeting. At any adjourned meeting, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

If you hold shares of Class A Common Stock in your own name, you may give instructions on how your shares are to be voted by following the telephone or internet voting procedures described on the proxy card, or, if you received a printed copy of the proxy materials, by marking, signing, dating, and returning the enclosed proxy card in the accompanying postage paid envelope.

A proxy, when properly completed and not revoked, will be voted in accordance with its instructions. If no voting instructions on a particular matter are given on a properly submitted and unrevoked proxy, the shares represented by the proxy will be voted on that particular matter as follows:

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FOR the election of each director nominee set forth below under the caption “Nominees”;
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FOR the approval of the Company’s 2024 Equity Incentive Plan; and
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FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2025.

Board Recommendation

The Board of Directors recommends that an affirmative vote be cast in favor of each of the proposals listed in the proxy card and described in this Proxy Statement.

Voting Your Shares

The Board of Directors is soliciting proxies from our shareholders. By completing and returning the accompanying proxy, you will be authorizing Patrick M. Lavelle, the Company's Chief Executive Officer and a member of its Board of Directors, and Loriann Shelton, the Company's Chief Financial Officer, to vote your shares, each of them with full authority to act without the other. If your proxy is properly signed and dated and not revoked, it will be voted as you direct. You may also vote your shares by mail, telephone, or by the internet, as described on your proxy card. Even if you have voted by proxy, you may still vote live online at the meeting if you attend the meeting via the internet. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Changing Your Vote by Revoking Your Proxy

Your proxy may be revoked at any time before it is voted at the Annual Meeting by giving notice of revocation to us, in writing, by execution of a later dated proxy, or by attending and voting at the Annual Meeting. Simply attending the Annual Meeting via the internet, however, will not revoke your proxy; you must still vote online at the Annual Meeting.

Shareholder Proposals and Director Nominations at Future Meetings

Proposals intended to be presented by shareholders at the Company’s 2025 annual meeting must be received by the Corporate Secretary of the Company at its New York offices no later than February 12, 2025, which is 120 calendar days prior to the anniversary of this year’s mailing date. The proposals must comply with all applicable statutes and regulations.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our Board of Directors is currently comprised of Denise Waund Gibson, John Adamovich, Jr., Steve Downing, John J. Shalam, Patrick M. Lavelle, Ari M. Shalam, and Beat Kahli all with terms ending at the 2024 Annual Meeting of Shareholders. Under the Company’s restated bylaws, all directors are elected at each annual meeting of shareholders, to hold office until the expiration of their term or until their respective successors are elected and shall qualify. The Board has nominated seven directors to be elected at the Annual Meeting to serve until the next annual meeting, or until a successor is elected and has qualified, or until his/her earlier death, resignation, or removal.

The ages, principal occupations, other directorships held (including all directorships held within the past five years), specific experience, qualifications, attributes, and skills that led to the conclusion that the nominee should serve as a director, and other information as of June 2, 2024, with respect to each nominee are shown below. Diversity is one of the factors that the Board considers in identifying nominees for director. This means that the Board seeks nominees who bring a variety of business backgrounds, experiences, and perspectives to the Board. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a broad diversity of experience, professions, skills, knowledge, and abilities that will allow the Board to fulfill its responsibilities. In selecting director nominees, the Board of Directors considers all aspects of a potential nominee’s background, including leadership skills, integrity, educational background, business and professional experience, business acumen, diversity of viewpoints, and other qualities. The Board’s goal is to identify individuals who will enhance and add valuable perspective to the Board, and who will help the Company capitalize on business opportunities in a challenging and highly competitive market. The Board of Directors has not adopted a formal diversity policy with regard to the selection of director nominees.

DIRECTOR NOMINEES TO BE ELECTED BY CLASS A STOCKHOLDERS

Denise Waund Gibson, 64, was elected to the Board of Directors in 2015. Ms. Gibson is a seasoned senior executive and board member with over 30 years of experience in consumer electronics design and manufacturing, logistics and supply chain, distribution and retail services. Ms. Gibson currently serves as the co-founder and Chair of Ice Mobility, launched in 2014, a national provider and distributor of wireless products and supply chain logistics solutions. Prior thereto, Ms. Gibson served as the founder and former President/CEO of Brightstar US and as a director of Brightstar Corp. from 2001 to 2011. Brightstar is a leading services provider to the global wireless industry. Prior to joining Brightstar, she spent 17 years at Motorola. Ms. Gibson serves as an independent director on the board of Orica Limited, where she also chairs the Innovation and Technology Committee and serves on the Human Resources and Compensation Committee. She has previously served on the boards of ORBCOMM, where she served as a director on the Audit and Compensation Committees from October 2018 through October 2021; and Aerial Technologies. She also serves on the Board of Industry Leaders, serves on the Audit Committee, and has also served as a member of the executive board and as Chair of the Audit Committee, and chaired the Foundation of the Consumer Technology Association, and was former Vice Chair of CTIA's Wireless Foundation. Ms. Gibson's qualifications to serve on the Board include her demonstrated leadership ability, her knowledge of product development, marketing, supply chain logistics, corporate finance and the operational and strategic issues facing the consumer electronics business. Additionally, her current and prior board service gives her invaluable insight to the issues the Company's Board may consider.

John Adamovich, Jr., 70, has been a Director of the Company since November 1, 2016. Mr. Adamovich has nearly fifty years of financial and management experience, and a wealth of expertise in corporate finance, corporate governance, mergers and acquisitions, and SEC and risk management compliance. Mr. Adamovich served as a Director of Now Vertical Group from January 2021 to May 2023 and from January 2021 to December 2021 served as its Chief Financial Officer. Previously, Mr. Adamovich served as Chief Financial Officer of Aeroflex Holding Corp., a NYSE-listed aerospace and test and measurement company focused on wireless communications, or its predecessor, for almost ten years. He was responsible for all financial functions, including corporate reporting, financial planning, accounting, tax, treasury, insurance, internal audit, IT and risk management. Prior to Aeroflex, Mr. Adamovich served as Executive Vice President and Chief Financial Officer of Rainbow Media Enterprises, a subsidiary of Cablevision Systems Corporation, where he oversaw finance functions for the Company's direct broadcast satellite business, three national cable television networks and a regional movie chain. Previously thereto, he served as Group Vice President and Chief Financial Officer and Treasurer of NYSE listed Pall Corporation, a leading manufacturer of filtration, separation and purification solutions. Earlier in his career, Mr. Adamovich held a number of roles over a more than 20-year period with KPMG, ultimately as an SEC Reviewing Partner and Professional Practice Partner. Mr. Adamovich's qualifications to serve on the Board include his vast knowledge of and experience with corporate reporting, mergers and acquisitions, financial planning, accounting, and tax throughout his career as both a corporate executive/CFO and an SEC Reviewing Partner and Professional Practice Partner at KPMG.

Steve Downing, 46, nominee for election to the Company's Board, currently serves as Chief Executive Officer of Gentex Corporation. He has been employed by Gentex since 2002. Prior to being elected Chief Executive Officer of Gentex, he served as President and Chief Operating Officer from August 2017 to December 2017, as Senior Vice President and Chief Financial Officer from June 2015 to August 2017, and as Vice President of Finance and Chief Financial Officer from May 2013 to June 2015. During his tenure with Gentex, Mr. Downing has collected a vast wealth of knowledge and experience with respect to the industries in which it operates. His thorough understanding of Gentex's industries and his familiarity with financial reporting make him an appropriate candidate for Board membership.

DIRECTOR NOMINEES TO BE ELECTED BY CLASS A AND CLASS B STOCKHOLDERS

John J. Shalam, 90, was elected Chair of the Board of the Company on May 1, 2005. He has served as President, Chief Executive Officer, and as a Director of Voxx or its predecessor from 1960 through May of 2005. Since then, he has served as Chair of the Board of Directors. Mr. Shalam is on the Board of Industry Leaders of the Consumer Technology Association ("CTA"). Mr. Shalam's qualifications to serve on the Board include his knowledge of, and decades of leadership experience in, the consumer electronics industry, as well as his in-depth knowledge of the Company and its history gained through his years of service to the Company, formerly leading the Company as its President, Chief Executive Officer, and a Director from 1960 through 2005. Mr. Shalam is also uniquely qualified to provide the Board with the benefits of the leadership skills and strategic expertise he has gained through his many years of service on various boards, including the JPMorgan Chase Regulatory Advisory Board and various boards of the CTA, including its Executive Board.

Patrick M. Lavelle, 72, was elected President and Chief Executive Officer of the Company on May 1, 2005. He had previously been Vice President of the Company since 1980, and was appointed Senior Vice President in 1991. In 1998, Mr. Lavelle was appointed President of VOXX Electronics Corp., the Company's Mobile and Consumer Electronics Division. He was elected to the Board of Directors in 1993 and serves as a Director of most of Voxx's operating subsidiaries. Mr. Lavelle is a past Chair of the Consumer Technology Association's Board of Directors. He is currently a member of the CTA's Executive Board as an Industry Advisor and Chair of its Compensation Committee. Mr. Lavelle is also a Trustee, member of the Executive Committee of the Board, and Chair of the Advancement Committee of Marist College, located in Poughkeepsie, New York. Additionally, Mr. Lavelle is on the Board of ECD Automotive Design, a NASDAQ-listed company. Mr. Lavelle's qualifications to serve on the Board include his expertise in marketing, sales, finance, and strategy in the consumer electronics industry gained through his experience as an executive of the Company for over 30 years. In addition, through his years of service on the Board of the Company and other boards, such as the CTA and Marist College, Mr. Lavelle is able to provide diverse and valuable financial and operational expertise to the Board.

Ari M. Shalam, 54, has over 22 years of experience in the real estate investment business in sourcing, finance, acquisition, development and management of commercial, retail and residential properties and has been a Director of Voxx since July 2011. Presently, Mr. Shalam is Managing Partner of RWN Real Estate Partners, LLC, a NYC based real estate private equity investment platform. From September 2009 to April 2011, Mr. Shalam was the President of Enterprise Asset Management, Inc. with oversight of nearly one billion dollars in portfolio assets. From December 2003 to September 2009, Mr. Shalam was a senior partner and director of Taconic Investment Partners, a fully integrated real estate investment and development company. From April 2001 to December 2003, Mr. Shalam was director of acquisitions for the Kaufman Organization. From 1992-1996 and 1998-2000, Mr. Shalam was employed by the Company as VP for Strategic Planning. Mr. Shalam is a former trustee of the Trinity School in New York City, is a former member of the board of directors of Good+ Foundation, a not-for-profit entity and is a former member of the advisory board of the Institute for Urban Research at the University of Pennsylvania where he has taught Real Estate Entrepreneurship for the past four years at the Wharton School. Mr. Shalam received his BS-Economics from the Wharton School of the University of Pennsylvania and his MBA from the Harvard Business School. Mr. Shalam's qualifications to serve on the Board include his extensive leadership experience and knowledge of real estate, corporate finance and investment strategy gained throughout his real estate investment career.

Beat Kahli, 60, was elected to the Board of Directors in 2021 and was elected President of the Company in 2023. Mr. Kahli is a seasoned entrepreneur with decades of experience investing in and building successful businesses, with a focus on real estate and related businesses. Mr. Kahli currently serves as the founder and CEO of Avalon Park Group Holding AG and Avalon Park Group, a real estate development company based in Orlando, Florida. He also serves as the CEO and as a member of the Board of Directors of sitEX Properties Holding AG, an owner managed real estate company with activities in Switzerland and the United States. Mr. Kahli serves as a Managing Member and holds a 66.67% membership interest in GalvanEyes LLC. Mr. Kahli currently serves on the board of directors of Advent Health Orlando, one of the largest non-profit health systems in the U.S. Mr. Kahli is also the Chief Executive Officer and a member of the Board of Directors of BioCenturion, LLC. He has also served on the boards of many community not-for-profit organizations, including the Red Cross of Florida, the Central Florida YMCA, the University of Central Florida's Health and Public Affairs and the Florida Hospital Orlando. Mr. Kahli's qualifications to serve on the Board include his demonstrated entrepreneurial success, his leadership ability, and his over 30 years of experience in the real estate, investment banking, and financial consulting industries. His ability to develop strategic alliances and joint venture relationships will benefit the Company's businesses and his current and prior board service will give him an understanding of the issues facing the Company and its board of directors, allowing him to provide valuable advice and direction.

MANAGEMENT RECOMMENDS A VOTE “FOR” EACH NOMINEE FOR DIRECTOR

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Business Conduct

The Company operates in accordance with a plan of corporate governance that is designed to define responsibilities, set high standards of professionalism and personal conduct, and assure compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance and modifies its corporate governance plan accordingly.

It is the policy of the Company that it maintains a standard Code of Business Conduct and Ethics, which includes a whistleblower and complaint reporting procedure, and which clearly define the organization’s expectations of its employees regarding ethical and honest business conduct. The aforementioned Code of Business Conduct aids management in preventing and identifying possible fraudulent acts within the Company. The Company’s Code of Business Conduct and Ethics for Officers and Directors (the “Code of Ethics”) prohibits our directors, named executive officers (collectively, the “Named Executive Officers” each, a “Named Executive Officer”), other officers, and key accounting and finance personnel from buying or selling our common stock for at least three business days after material nonpublic information is released to the public through the end of the fiscal quarter. The Company communicates its Code of Ethics to all of its Named Executive Officers and posts it on its corporate website. The Company has adopted a formal written compensation clawback policy.

Board Leadership Structure

The positions of Chair of the Board and Chief Executive Officer are currently separate. Mr. John J. Shalam serves as the Company’s Chair, and Mr. Lavelle serves as the Company’s Chief Executive Officer. The Board believes that this structure is the most appropriate structure at this time. Mr. Shalam is not an independent director and is the former President and Chief Executive Officer of the Company. The directors of the Board believe that Mr. Shalam’s in-depth knowledge of, and former management responsibility for, the Company’s business make him the best qualified director to serve as our Chair.

Board’s Role in Risk Oversight

Our Board of Directors ("Board") is responsible for consideration and oversight of risks facing the Company. In order to ensure that material risks are identified and managed appropriately, the Board and its committees regularly review material financial and other risks with management. The Audit Committee discusses major areas of financial risks with our independent registered accounting firm. In addition, the Company’s risk oversight process involves the Board receiving information from management on a variety of matters, including operations, finance, regulatory, and strategic, as well as information regarding any material risks associated with each. The full Board, or the appropriate Board committee, receives this information through updates from management which enable it to understand and monitor the Company’s risk management practices.

Board of Directors

The Board of Directors currently has four standing committees (the Audit Committee, Compensation Committee, Affiliate Transaction Committee, and the Nominating and Governance Committee), and may also, in accordance with the Company’s By-laws, appoint other committees from time to time. The members and functions of these committees are described below. The Board of Directors has adopted written charters for the Audit Committee, Compensation Committee, and the Affiliate Transaction Committee, current versions of which are available in print to any shareholder who submits a request in writing to the Company’s Corporate Secretary at its New York office located at 180 Marcus Blvd., Hauppauge, NY 11788.

The Company’s Board of Directors held eight (8) meetings and acted by consent five (5) times during the fiscal year ended February 29, 2024. Each member of the Board is expected to make a reasonable effort to attend all meetings of the Board, and all committee meetings of each committee on which he or she is a member, as well as the Company’s annual meetings of shareholders. All board members attended last year’s annual meeting of shareholders. Each director attended 75% or more of the aggregate number of Board and related committee meetings held during the fiscal year ended February 29, 2024.

Audit Committee

The Audit Committee of the Board of Directors, which held seven (7) meetings and did not act by consent during the fiscal year ended February 29, 2024, currently consists of three members, namely, John Adamovich, Jr., Chair, Denise Waund Gibson, and Steve Downing, all of whom qualify as “independent directors” and as Audit Committee Members under the Nasdaq Stock Market (“Nasdaq”) corporate governance rules. All members of the Audit Committee possess the required level of financial literacy and the Board has determined that at least one member, Mr. Adamovich, meets the current standard of “audit committee financial expert”, as defined in Item 407 of Regulation S-K.

The Company’s independent auditors report directly to the Audit Committee. The Audit Committee, consistent with SEC rules, meets with management and the Company’s independent external auditors prior to the filing of officer certifications with the SEC for the purpose of receiving information concerning, among other things, any significant deficiencies in the design or operation of the Company’s internal controls. The Committee’s responsibilities are further defined in the Committee’s Charter.

Compensation Committee

The Compensation Committee of the Board of Directors, which held three (3) meetings and did not act by consent during the fiscal year ended February 29, 2024, currently consists of three members, namely, Denise Waund Gibson, Chair, John Adamovich, Jr., and Steve Downing, each of whom qualify as “independent directors” under the Nasdaq corporate governance rules and as “outside directors” under the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee has the responsibility of establishing, implementing, and monitoring adherence to the Company’s executive compensation policies and practices, overseeing and administering the Company’s stock option plan and restricted stock plan, and approving equity awards and non-equity awards for all employees. The Committee’s responsibilities are further defined in the Committee’s Charter.

Affiliate Transaction Committee

The Affiliate Transaction Committee of the Board of Directors, which held one (1) meeting and did not act by consent during the fiscal year ended February 29, 2024, currently consists of three members, namely, John Adamovich, Jr., Chair, Denise Waund Gibson, and Steve Downing.

The Affiliate Transaction Committee has the authority to negotiate, review, and approve any and all transactions involving consideration of more than $1 million between the Company and any director, officer, or controlling shareholder of the Company. The Committee’s responsibilities are further defined in the Committee’s Charter.

Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors, which did not meet, but did act by consent one (1) time during the fiscal year ended February 29, 2024, was formed on April 10, 2019, and consists of Ari Shalam, as well as three outside directors, including Denise Waund Gibson, Chair, John Adamovich, Jr., and Steve Downing.

The Nominating and Governance Committee was established to coordinate and engender more effective communication among members of the Board, manage expectations at meetings of the Board and its committees, and provide oversight of the Company’s governance process.

Board Diversity Matrix

The table below provides self-identified diversity statistics for our Board members as of June 2, 2024. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f). The composition of our Board of Directors currently includes one individual who is diverse under the Nasdaq listing rule regarding board diversity, as presented in the Board Diversity Matrix below. Under the Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority, or (iii) LGBTQ+ are defined as being diverse.

Board Diversity Matrix (As of June 2, 2024)

Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part 1: Gender Identity
Directors	1	6	0	0
Part II: Demographic Background
White	1	6	0	0

Stock Ownership Guidelines

The Company does not currently have equity ownership targets for its Named Executive Officers or other executives, except for the equity ownership target set forth in Mr. Lavelle’s employment agreement (see discussion of Mr. Lavelle’s employment agreement on page 30 of this Proxy Statement).

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is currently comprised of three independent directors, Denise Waund Gibson, John Adamovich, Jr., and Steve Downing.

Communications with Directors

Shareholders who wish to communicate with our directors to report complaints or concerns may do so by writing to them at the Company’s New York office location VOXX International Corporation, c/o Corporate Secretary, 180 Marcus Blvd., Hauppauge, NY 11788, or by sending an email to secretary@voxxintl.com. Any such communication should contain the security holder’s name, number of shares owned, length of time held, evidence of ownership, current address, and an indication of the particular director or committee to which the security holder would like to have the written communication sent, if any. Such comments or questions will be referred to members of the Audit Committee. All other questions or comments will be referred to the appropriate director.

Compensation of Directors

The Company’s non-management directors receive an annual retainer of $50,000 plus a $5,000 yearly meeting fee, which such yearly meeting fee represents the total compensation paid to non-management directors for all Board, Compensation Committee, Audit Committee, Nominating and Governance Committee, and Affiliate Transaction Committee meetings held. Chairs of each of the Compensation Committee and the Nominating and Governance Committee each received an additional $10,000 per year, and the Chair of the Audit Committee receives an additional $15,000 per year. Mr. Ari Shalam waived his right to receive the compensation and meeting fees referenced in this Section for Fiscal Year ending February 29, 2024.

The following table discloses the cash, Restricted Stock Unit awards, and other compensation earned, paid, or awarded to each of the Company’s non-management directors during the fiscal year ended February 29, 2024.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Steve Downing	$55,000	$—	$55,000
Denise Waund Gibson	$65,000	$4,246	$69,246
John Adamovich, Jr.	$70,000	$1,092	$71,092
Ari M. Shalam	$—	$1,422	$1,422

Note: The columns which present “Stock Awards”, “Option Awards”, “Non-Equity Incentive Plan Compensation”, and “Change in Pension Value and Nonqualified Deferred Compensation Earnings” have been omitted, as there is no information to report in these columns for the fiscal year ended February 29, 2024.

PROPOSAL 2

VOTE TO APPROVE 2024 EQUITY INCENTIVE PLAN

The Voxx International Corporation 2024 Equity Incentive Plan (the “2024 Equity Plan”) was adopted by the Board of Directors on May 14, 2024, subject to stockholder approval. The 2024 Equity Plan is the successor to and continuation of the Voxx International Corporation 2012 Equity Incentive Plan (the “2012 Plan”) and the Voxx International Corporation 2014 Omnibus Equity Incentive Plan (the “2014 Plan” and, collectively with the 2012 Plan, the “Prior Plans”).

If this Proposal 2 is approved by our stockholders, the 2024 Equity Plan will become effective upon the date of the annual meeting and no additional stock awards will be granted under the Prior Plans (although all outstanding stock awards granted under the Prior Plans will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards). In the event that our stockholders do not approve this Proposal 2, the 2024 Equity Plan will not become effective, and the Prior Plans will continue in their current form.

The approval of the 2024 Equity Plan will allow us to continue to grant restricted stock units and other awards at levels determined appropriate by our Board of Directors and Compensation Committee. The 2024 Equity Plan will also allow us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long term incentives that align the interests of our employees, consultants and directors with the interests of our stockholders.

Description of the 2024 Equity Incentive Plan

The material features of the 2024 Equity Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2024 Equity Plan. Shareholders are urged to read the actual text of the 2024 Equity Plan in its entirety, which is appended as Appendix A to the copy of this Proxy Statement filed with the Securities and Exchange Commission (the “SEC”), which may be accessed from the SEC's website at www.sec.gov and which we made available online at www.proxyvote.com.

Types of Awards

The terms of the 2024 Equity Plan provide for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

If this Proposal 2 is approved, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2024 Equity Plan will not exceed 1,391,853 shares plus the number of shares subject to outstanding awards under the Prior Plans that may expire, terminate, are forfeited or reacquired (the “Share Reserve”). Such maximum number of shares reserved for issuance consists of (1) 500,000 newly requested shares and (2) the number of unallocated shares remaining available for the grant of new awards under the Prior Plans as of the effective date of the 2024 Equity Plan and the shares subject to outstanding awards granted under the Prior Plans that on or after the effective date of the 2024 Equity Plan (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or repurchased at the original issuance price; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award other than a stock option or stock appreciation right (collectively, the “Returning Shares”).

The number of shares available for issuance under the 2024 Equity Plan is reduced by one share for each share of common stock issued pursuant to a stock option, stock appreciation right, restricted stock award, restricted stock unit award, performance stock award, or other stock award.

If a stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued in full or is settled in cash, such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of common stock that may be available for issuance under the 2024 Equity Plan. If any shares of common stock issued pursuant to a stock award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required to vest such shares, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the 2024 Equity Plan.

Any shares subject to a stock award that are not delivered to a participant because the stock award is exercised through a reduction of shares subject to the stock award (i.e., “net exercised”) will not again become available for issuance under the 2024 Equity Plan. Additionally, any shares reacquired by us pursuant to our withholding obligations in connection with a stock award or as consideration for the exercise of a stock award will not again become available for issuance under the 2024 Equity Plan.

Eligibility

All of our employees, directors and various consultants as of June 1, 2024 are eligible to participate in the 2024 Equity Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2024 Equity Plan only to our employees (including officers) and employees of our affiliates.

Limits

Under the 2024 Equity Plan, a maximum of 250,000 shares of our common stock may be granted to any one participant during any one calendar year pursuant to stock options, stock appreciation rights and other stock awards over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant. In addition, the maximum amount covered by performance awards that may be granted to any one participant in any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during a performance period of the performance goals described below) is 250,000 shares of our common stock in the case of performance stock awards and $1,000,000 in the case of performance cash awards. In calculating the number of shares available for issuance under the 2024 Equity Plan, each year no more than 250,000 shares will be available in the aggregate for grant or restricted stock units and no more than 50,000 shares will be available in the aggregate for grant of restricted stock units to any one participant.

Administration

The 2024 Equity Plan is administered by our Board of Directors, which may in turn delegate authority to administer the 2024 Equity Plan to a committee. Our Board of Directors has delegated concurrent authority to administer the 2024 Equity Plan to the Compensation Committee, but may, at any time, revert in itself some or all of the power previously delegated to the Compensation Committee. Each of the Board of Directors and the Compensation Committee are considered to be the “Plan Administrator” for purposes of this Proposal 2. Subject to the terms of the 2024 Equity Plan, the Plan Administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2024 Equity Plan.

The Plan Administrator may also delegate to one or more of our officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards, provided that such delegation must specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer and such officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2024 Equity Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise, purchase or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.

Stock Options

Stock options may be granted under the 2024 Equity Plan pursuant to stock option agreements. The 2024 Equity Plan permits the grant of stock options that qualify as incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”). Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2024 Equity Plan may not exceed ten years and, in some cases (see “Limitations” below), may not exceed five years. Except as explicitly provided otherwise in an optionholder's stock option agreement, stock options granted under the 2024 Equity Plan generally terminate three months after termination of the optionholder's service unless (i) termination is due to the optionholder's disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the optionholder dies before the optionholder's service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the optionholder's death) within 18 months following the optionsholder's death by the person or persons to whom the rights to such stock option have passed; (iii) the optionholder is terminated for cause in which case the stock option will cease to be exercisable immediately upon the optionholder's termination, or (iv) the stock option by its terms specifically provides otherwise. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of a stock option would violate our insider trading policy. In no event may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2024 Equity Plan will be determined by the Plan Administrator and may include (i) cash, check, bank draft or money order made payable to us, (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, (iii) common stock previously owned by the optionholder, (iv) a net exercise feature (for NSOs only), or (v) other legal consideration approved by the Plan Administrator.

Stock options granted under the 2024 Equity Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2024 Equity Plan may be subject to different vesting schedules as the Plan Administrator may determine. The Plan Administrator also has flexibility to provide for accelerated vesting of stock options in certain events.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order with the approval of the Plan Administrator or a duly authorized officer. Additionally, an optionholder may, with the approval of the Plan Administrator or a duly authorized officer, designate a beneficiary who may exercise the stock option following the optionholder's death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•
the exercise price of the ISO must be at least 110% of the fair market value of the stock subject to the ISO on the date of grant; and
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the term of the ISO must not exceed five years from the date of grant.

The aggregate maximum number of shares of common stock that may be issued pursuant to any one participant pursuant to the exercise of ISOs granted under the 2024 Equity Plan is 100,000 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2024 Equity Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in our common stock, in cash, in a combination of cash and stock, or in any other form of legal consideration approved by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination and restrictions on transfer as stock options under the 2024 Equity Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2024 Equity Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient's services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited upon the participant's termination of continuous service for any reason.

Restricted Stock Unit Awards

The terms of the 2024 Equity Plan provide for the grant of restricted stock units with an initial value equal to the Fair Market Value of the common stock of the Company as of the day the Award is granted. Each grant of restricted stock units will be evidenced by an Award Agreement that specifies the amounts granted of Floor Awards and Performance Awards. Floor Awards will be based on the Participant’s compensation. Performance Awards will be based on the Participant’s success in achieving certain targeted levels of financial performance. The targeted financial performance will be related to one or more of the following business criteria: (a) return on assets; (b) earnings before interest, taxes, depreciation and amortization (EBITDA); (c) net income; (d) total shareholder return; (e) return on equity; (f) affiliate or division operating income; (g) pre- or after-tax income; (h) cash flow; (i) cash flow per share; (j) earnings per share (basic or fully-diluted); (k) return on invested capital; (1) economic value added (or an equivalent metric); (m) share price performance; and/or (n) performance relative to budgeted performance. The Performance Goals may differ from Participant to Participant and from Award to Award.

Performance Awards will be treated as earned only to the extent the target goals are met and the Participant is employed or retained on the last day of the predetermined period set for performance.

Restricted Stock Units will be awarded to Participants subject to the terms and provisions of the 2024 Plan and the individual Award Agreements. The Award Agreements will specify for the Floor Agreements, the restrictions to which the Floor Award is subject, as well as the amount of units being awarded. For the Performance Awards, the Award Agreements will specify the restrictions to which the Performance Award is subject, the amount of units subject to the Award, and the applicable performance period, goals and weight accorded each goal. Performance Awards will be treated as earned only to the extent such Performance Goals are met and the Participant is employed or retained on the last day of the predetermined Performance Period. Unless otherwise determined by the Committee in connection with a reason approved by the Board, neither Floor Awards nor Performance Awards will vest until: (i) the latter of the Participant reaching age 65 or 3 years from initial participation in the 2024 Equity Plan, (ii) Death, (iii) Disability or (iv) Change in Control (as such is defined in the 2014 Plan) but only in the event that the change in control does not result in an assumption of all obligations of the terms of the Awards. Payment of vested Restricted Stock Units will be made upon the Participant’s actual retirement unless (a) a Participant timely defers payment of the Award pursuant to the terms of the 2014 Equity Plan or (b) another time of payment is otherwise provided in the Award Agreement. The Committee, in its sole discretion, may pay vested Restricted Stock Units in the form of cash, in shares of the Company’s common stock or a combination of both.

Performance Awards

The 2024 Equity Plan allows us to grant cash and stock based performance awards. Performance awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee.

Performance goals under the 2024 Equity Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder's equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders' equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) other measures of performance selected by the Board of Directors.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. In addition, the Board of Directors retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the 2024 Equity Plan. The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2024 Equity Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions

In the event of a corporate transaction (as defined in the 2024 Equity Plan and described below), the Board of Directors will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board of Directors at the time of grant:

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arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);
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arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);
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accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the corporate transaction;
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arrange for the lapse of any reacquisition or repurchase rights held by us with respect to the award;
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cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board of Directors may consider appropriate; and
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make a payment, in such form as may be determined by the Board of Directors, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (B) any exercise price payable in connection with such exercise.

The Board of Directors is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board of Directors may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2024 Equity Plan, a corporate transaction will be deemed to occur in the event of the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

Under the 2024 Equity Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2024 Equity Plan) as may be provided in the stock award agreement or other written agreement with the participant, but in the absence of such provision, no such acceleration will occur.

Plan Amendments and Termination

Our Board of Directors will have the authority to amend or terminate the 2024 Equity Plan at any time. However, except as otherwise provided in the 2024 Equity Plan, no amendment or termination of the 2024 Equity Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2024 Equity Plan as required by applicable law and listing requirements. No ISOs may be granted under the 2024 Equity Plan after the tenth anniversary of the earlier of the date the 2024 Equity Plan was adopted by the Board of Directors or approved by our stockholders.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2024 Equity Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes.

The optionholder's tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder's capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options

The 2024 Equity Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the optionholder's alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units, will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

We may grant under the 2024 Equity Plan stock appreciation rights separate from any other award or in tandem with other awards under the 2024 Equity Plan.

Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

Awards under the 2024 Equity Plan are discretionary and are not subject to set benefits or amounts, and we have not approved any awards that are conditioned on stockholder approval of the 2024 Equity Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors or employees under the 2024 Equity Plan.

Required Vote and Board of Directors Recommendation

Approval of Proposal 2 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.

Our Board of Directors believes that approval of Proposal 2 is in our best interests and the best interests of our stockholders for the reasons stated above.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based upon the recommendation of the Audit Committee, the Board has selected Grant Thornton LLP as the Company’s independent registered public accounting firm to examine the financial statements of the Company for the fiscal year ending February 28, 2025, and has further directed that management submit the selection of Grant Thornton LLP for ratification by our shareholders. Grant Thornton LLP has audited the Company’s financial statements since Fiscal Year 2003. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.

The Company has been informed by Grant Thornton LLP that, to the best of its knowledge, neither the firm, nor any member or associate thereof, has any direct financial interest, or any material indirect financial interest, in the Company or its affiliates.

Shareholder ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm is not required by the Company’s By-laws or otherwise. However, the Board is submitting the selection of Grant Thornton LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

Principal Accounting Fees and Services

For the fiscal years ended February 28, 2023 and February 28, 2022, the Company was billed the following fees by Grant Thornton LLP (and its affiliates) for services rendered during the fiscal year or for the audit in respect of that fiscal year:

Fee Type	2/29/2024	2/28/2023
	(In thousands)
Audit Fees (1)	1,936	$2,081
Audit-Related Fees (2)	-	-
Tax Fees (3)	72	48
All Other Fees (4)	-	-
Total	2,009	$2,129

(1)
Audit Fees are comprised of fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Company’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. It also includes fees for statutory audits of certain of our international subsidiaries for the respective fiscal years.
(2)
Audit-Related Fees are comprised of fees for services that reasonably relate to the performance of the audit or review of the Company’s financial statements.
(3)
Tax Fees are comprised of fees for tax compliance, tax planning, and tax consulting.
(4)
All Other Fees are comprised of fees for all other services not included within the specific categories listed above.

The Audit Committee of the Board of Directors has considered whether the provision of non-audit services by Grant Thornton LLP is compatible with maintaining auditor independence. In 2003, the Audit Committee adopted a policy concerning approval of audit and non-audit services to be provided by Grant Thornton LLP. The policy requires that all services Grant Thornton LLP may provide to the Company (including audit services and permitted audit-related and non-audit services) be pre-approved by the Audit Committee. The Chair of the Audit Committee may approve certain permitted non-audit services in between Committee meetings, which such services are required to be subsequently reported to, and approved by, the Audit Committee. In addition, for particular permitted services, the Chief Financial Officer may approve the engagement of Grant Thornton LLP, provided such engagement will amount to fees of less than $100,000 and such engagement is subsequently reported to the Chair of the Audit Committee and reported to, and ratified by, the Audit Committee.

All of the services for Audit Fees, Audit-Related Fees, Tax Fees, and all other fees referenced above were approved by the Audit Committee pursuant to Rule 2-01i(c)(7)(i)(C) of Regulation S-X under the Securities Act of 1933, as amended.

The Audit Committee considered the impact of any non-audit services provided to the Company by Grant Thornton LLP in Fiscal 2024 on the independence of Grant Thornton LLP from the Company in evaluating whether to appoint Grant Thornton LLP to perform the audit of the Company’s financial statements and internal controls for the fiscal year ending February 28, 2025.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2025

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this Audit Committee Report shall not be deemed: “soliciting material”; “filed” with the SEC; subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or, subject to the liabilities of Section 18 of the Exchange Act. This Report shall not be deemed incorporated by reference into any Company filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference into any such filing.

The Audit Committee is responsible for the oversight of all aspects of the Company’s accounting and financial reporting processes, internal controls, and audit functions. Management has primary responsibility for the integrity of the Company’s financial information and the financial reporting process, including the Company’s system of internal controls. The Audit Committee has reviewed and discussed the Company’s financial statements with management.

Grant Thornton LLP, the Company’s independent registered public accounting firm, is responsible for conducting independent audits, in accordance with generally accepted auditing standards, of the Company’s financial statements and management’s assessment and effectiveness of internal controls. Grant Thornton LLP also has the responsibility of expressing an opinion on the financial statements of the Company and reporting on management’s assessment of internal control.

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 (the “2024 Annual Report on Form 10-K”):

•
the Audit Committee discussed with Grant Thornton, LLP, with and without management present, the integrity of the Company’s accounting policies, internal controls, financial statements, and the quality of the Company’s financial reporting practices;
•
the Audit Committee reviewed and discussed the audited financials included in the 2024 Annual Report on Form 10-K with the Company’s management and Grant Thornton LLP;
•
the Audit Committee discussed with Grant Thornton, LLP the matters required to be discussed by Public Company Accounting Oversight Board Accounting Standard No. 1301, Communications with Audit Committees; and
•
the Audit Committee received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Grant Thornton LLP the independence of Grant Thornton LLP and satisfied itself as to Grant Thornton LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the February 29, 2024 audited consolidated financial statements and assessment of the effectiveness of internal control over financial reporting be included in the Company’s Annual Report on Form 10-K that was filed with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee:

John Adamovich, Jr., Chair

Denise Waund Gibson

Steve Downing

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Affiliate Transaction Committee of the Board of Directors reviews all related party transactions involving aggregate consideration of more than $1 million between the Company and any of the Company’s controlling shareholders or members of the Board or officers or affiliates. All facts and circumstances surrounding each related party transaction may be considered. If the Affiliate Transaction Committee determines that any such related party transaction creates a conflict of interest or would require disclosure under Item 404 of Regulation S-K, as promulgated by the SEC, the transaction must be approved by the Committee prior to the Company entering into such transaction, or ratified thereafter. Transactions or relationships previously approved by the Committee or in existence prior to the formation of the Committee do not require approval or ratification. During the Fiscal Year ending February 29, 2024, there were no related party transactions which involving aggregate consideration of more than $1 million between the Company and any of the Company’s controlling shareholders or members of the Board or officers or affiliates.

Michael Lavelle, the son of Patrick M. Lavelle, has served as Vice President of Expeditor Sales of Voxx Electronics Corporation since April 1, 2019. From March 2017 to March 2019, he served as Assistant Vice President of Expeditor Sales. He has been with the Company since 2003, and previously was an Expeditor Group Manager. Michael Lavelle’s annual aggregate compensation was $203,191 for the fiscal year ended February 29, 2024.

Thomas P. Jacobs II, the son of T. Paul Jacobs, has served as President of Sales & Marketing for the Americas of Premium Audio Company, LLC since June 28, 2023. From March of 2011 to June 27, 2023, he served as Senior Vice President. Thomas P. Jacobs II’s aggregate annual compensation was $525,619 for the fiscal year ended February 29, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of June 2, 2024, with respect to the beneficial ownership of shares of all classes of the Company’s voting securities by all directors, nominees for election as director, executive officers named in the Summary Compensation Table, and all directors, nominees, and executive officers as a group. Unless otherwise indicated, the principal address of each of the shareholders below is c/o VOXX International Corporation, 2351 J Lawson Blvd., Orlando, Florida 32824.

	Class A Common Stock			Class B Common Stock
Name and Address	# of Shares		% of Class	# of Shares	% of Class
John J. Shalam	1,915,373	(1)	9.44%	2,144,152	94.83%
Patrick M. Lavelle	577,581	(2)	2.85%	—	—%
Denise Waund Gibson	32,100		*	—	—%
Beat Kahli	3,152,500	(3)	15.54%	—	—%
Ari Shalam	19,057		*	38,934	1.72%
Loriann Shelton	14,674		*	—	—%
Charles M. Stoehr	13,673		*	—	—%
John Adamovich, Jr.	13,000		*	—	—%
Steve Downing	3,311,308	(4)	16.32%	—	—%
Thomas P. Jacobs	—		—	—	—%
Ian Geise	—		—	—	—%
All directors, nominees for director, and officers as a group (13 persons)	9,049,340		44.61%	2,183,086	96.55%

* Less than one percent (1%).

(1)
Shares indirectly owned by Mr. Shalam through Shalvoxx A LLC and Shalvoxx B LLC, respectively, and excludes 2,202 shares of Class A Common Stock and 116,802 shares of Class B Common Stock (which are entitled to 10 votes per share), held by Mr. Shalam’s three sons, including Mr. Ari Shalam.
(2)
Shares indirectly owned by Mr. Lavelle through “Patrick M. Lavelle Revocable Trust U/A Dated 11/04/2019”.
(3)
Includes shares indirectly owned by Mr. Kahli through Avalon Park Group Holding AG and Avalon Park International, LLC, respectively.
(4)
The reported number of shares are owned directly by Gentex Corporation, of which Mr. Downing is the Chief Executive Officer. Accordingly, by virtue of Mr. Downing’s relationship with Gentex, Mr. Downing may be deemed to beneficially own the shares of the Company’s Class A Common Stock owned directly by Gentex. Mr. Downing disclaims beneficial ownership of the shares of Company Class A Common Stock owned directly by Gentex except to the extent of his pecuniary interest.

Security Ownership of More than Five Percent

The following table contains information with respect to ownership of the Company’s common stock by persons or entities that are beneficial owners of more than five percent (5%) of the Company’s Class A Common Stock. The information contained in this table is based solely on statements in filings made with the Securities and Exchange Commission (the “SEC”) or other reliable information.

Name and Address of Other 5% Holders of Class A Common Stock	Number of Shares Beneficially Owned	Percent of Outstanding Shares
Kahn Brothers LLC (1)	2,849,526	14.05%
555 Madison Avenue, 22nd Floor
New York, NY 10022
Dimensional Fund Advisors LP (2)	1,335,433	6.60%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746

(1) Information reported is derived from a Schedule 13G of Kahn Brothers LLC filed with the SEC on May 15, 2024.

(2) Information reported is derived from a Schedule 13G/A of Dimensional Fund Advisors LP dated December 29, 2023, but filed with the SEC on February 9, 2024.

EXECUTIVE OFFICERS OF THE COMPANY

The following is a list of our executive officers as of February 29, 2024:

Name	Age	Date First Elected Officer	Title
Patrick M. Lavelle	72	1980	Chief Executive Officer
Beat Kahli	60	2023	President
Charles M. Stoehr	77	1978	Senior Vice President and Chief Financial Officer
Loriann Shelton	67	1994	Senior Vice President and Chief Operating Officer
Ian Geise	52	2016	President, VOXX Accessories Corp.
T. Paul Jacobs	65	2011	President & Chief Executive Officer, Premium Audio Company, LLC
Edward D. Mas	62	2018	President and Chief Executive Officer, VOXX Automotive Corp.
Richard A. Maddia	65	1991	Vice President, Management Information Systems
Janine Russo	62	2018	Corporate Secretary

Mr. Patrick M. Lavelle has served as Chief Executive Officer of the Company since May 2005. From 2005 to 2023, he also served as President, and on March 1, 2024, he resumed his role as President. From 1991 to 2005, Mr. Lavelle served as Senior Vice President of the Company. From 1980 to 1991, Mr. Lavelle held the position of Vice President. In 1993, Mr. Lavelle was elected to the Board of Directors and serves as a Director of most of the Company’s operating subsidiaries.

Mr. Beat Kahli was elected President of the Company in February 2023, and served in that capacity through February 29, 2024. Mr. Kahli was elected to the Board of Directors in 2021. Mr. Kahli currently serves as the founder and CEO of Avalon Park Group Holding AG, a real estate development company based in Orlando, Florida. Mr. Kahli currently serves on the board of directors of Advent Health Orlando, one of the largest non-profit health systems in the U.S. He has also served on the boards of many community not-for-profit organizations, including the Red Cross of Florida, the Central Florida YMCA, the University of Central Florida’s Health and Public Affairs and the Florida Hospital Orlando.

Mr. Charles M. Stoehr currently serves as a Senior Vice President and Treasurer. He previously served as the Chief Financial Officer of the Company from 1978 through and including February 29, 2024. In 1990, he was elected Senior Vice President of the Company. Mr. Stoehr was elected to the Board of Directors in 1987, and served until Fiscal Year ending February 29, 2024. Additionally, Mr. Stoehr serves as a Director of most of the Company’s operating subsidiaries.

Ms. Loriann Shelton was appointed Chief Financial Officer on March 1, 2024, and continues to hold the position of Chief Operating Officer, which she has held since 2016. She held the position of Chief Accounting Officer from 2012 until 2016. She has held the position of Senior Vice President since 2006. During these periods, Ms. Shelton also served as the Chief Financial Officer of each of VOXX Electronics Corp. and VOXX Accessories Corp. (both subsidiaries of Voxx). From 1994 to 2006, Ms. Shelton was Vice President of Finance and Controller for VOXX Electronics Corp.

Mr. Ian Geise has been with VOXX Accessories Corp. since 2008 and has served as President since 2016. Prior thereto, he served as Senior Vice President of Marketing and Product Management, and prior to that, as Vice President of Marketing. Before joining VOXX Accessories, Mr. Geise worked for Sirius Satellite Radio and Direct TV.

Mr. T. Paul Jacobs was elected President and CEO of Premium Audio Company, LLC (“PAC”) in July 2011. Prior thereto, he served as the President of both Klipsch Audio Technologies and Jamo International, and as Executive Vice President, Chief Operating Officer and Vice President of Worldwide Sales for Klipsch Group Inc. Mr. Jacobs also serves on the Audio Board of the Consumer Electronics Association.

Mr. Edward D. Mas has been with VOXX Automotive Corp. since 2010, and has served as President and Chief Executive Officer since March 1, 2018. He most recently served as Executive Vice President at VOXX Automotive Corp., and prior thereto he was employed for 11 years at Invision Automotive Systems. Before joining Invision, Mr. Mas worked for 16 years at Panasonic Automotive Systems as Head of Manufacturing.

Mr. Richard A. Maddia has held the position of Vice President of Management Information Systems of the Company since 1991. From 1996 to 2005, he was a member of the Board of Directors. Prior to joining the Company in 1986, Mr. Maddia held positions at Upjohn Healthcare Services, Associated Merchandise Corporation and Executive Life Insurance Company.

Ms. Janine Russo has held the position of Corporate Secretary of the Company since August 2018. She has been the Operations Support Administrator since 2017. She previously held the position of Administrative Assistant to the CFO and one of the Company’s senior vice presidents since her employment began with the Company in 2001. From 2004 to 2017, she also held the position of Building Coordinator.

Under the Company’s By-Laws, the officers of the Company hold office until their respective successors are chosen and qualified or until they have resigned, retired, or been removed by the affirmative vote of a majority of the Board of Directors. There are no family relationships between any of the executive officers, and there is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was elected.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The following Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Compensation Committee Report by reference therein.

The Compensation Committee has reviewed and discussed with management the disclosures contained in the following “Compensation Discussion and Analysis.” Based on its review and discussion with management, the Compensation Committee has recommended to the Board of Directors that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement.

Respectfully submitted,

The Compensation Committee:

Denise Waund Gibson, Chair

John Adamovich, Jr.

Steve Downing

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

Our Compensation Discussion and Analysis (the “CD&A”) describes the key principles and approaches used to determine compensation earned by and paid to each of our CEO, CFO, and the Named Executive Officers (“NEOs”) for fiscal year ended February 29, 2024. We have included information regarding the Company’s overall compensation objectives and each element of compensation that it provides.

The principal elements of our executive compensation programs are base salary, annual performance-based non-equity incentives and cash bonuses, equity incentive awards granted under a supplemental executive retirement plan, supplemental executive term life insurance and disability plans, Cash Bonus Profit Sharing Plan, certain perquisites and other benefits such as a 401(k) and Profit Sharing Plan with employer matching contributions and health and welfare plans that are generally available to all of our full-time employees. The Company’s objective is for the total compensation paid to executive officers and other employees to be competitive with the compensation provided to other persons with similar levels of responsibility at companies of similar size, complexity, revenue, and growth potential. The Company’s executive compensation practices recognize the caliber, level of experience and performance of management, and include meaningful incentives to maximize long term shareholder value while achieving the Company’s short-term financial objectives.

The Compensation Committee, which we will refer to in this CD&A as the “Committee”, reviews and approves compensation for the Company’s CEO, CFO, other Named Executive Officers, and its directors, subject to Board of Directors approval. Periodically, the Committee reviews relevant competitive data provided by third party compensation professionals, its internal human resource department, and the observations and recommendations of the Company’s executive management. In addition, the CEO submits recommended compensation levels for other executive officers of the Company to the Committee for its review and approval. The Committee has the discretion to modify any compensation recommendations by management.

The Role of Company Executives in the Compensation Process

Although the compensation process is managed and driven by, and decisions are made by, the Committee, the recommendations of certain executive officers are considered in connection with setting the compensation of other executive officers. As described above, the CEO makes initial recommendations with respect to executive officers other than himself. Executive officers also participate in the preparation of materials requested by the Committee for use and consideration at Committee meetings. The Company bases its compensation plan on the Company’s performance.

Compensation Philosophy and Policies

The Committee has designed the Company’s compensation program to promote individual performance and to be competitive with market practices in order to attract, retain, and motivate talented individuals in the Company’s industries, taking into account relative size, performance, and geographic location, as well as individual responsibilities and performance. The Company’s compensation program also seeks to hold its executives accountable, and reward them appropriately, for the success of the Company. Accordingly, the Committee strives to create an executive compensation program that is competitive, as well as reflective of Company-wide strategic objectives and individual performance.

The Committee recognizes that certain elements of compensation are better suited to achieving different compensation objectives. The Committee believes that: (i) base salaries, which are based on market practices of similar companies, are designed to attract and retain our executives; (ii) bonuses are designed to motivate our executives to achieve specific corporate and personal performance goals, and to share in the Company’s profits; (iii) equity incentive awards are designed to align the interests of our executive officers and shareholders by motivating and rewarding executive officers when shareholder value increases, and rewarding executive officers for continued future service; (iv)

supplemental executive term life insurance and disability plans are designed to provide our executives and their families with supplemental benefits in accordance with market practices; and (v) other elements of compensation are primarily based on market practices.

The Company’s executive compensation programs are designed to: offer a total compensation package that is competitive with the compensation levels and practices of peer companies; motivate and reward executives whose performance is important to the Company’s continued growth, profitability, and success; align a portion of executive compensation to the Company’s financial strategic objectives and the executive’s individual contributions toward those objectives; align the interests of the Company’s executives with the long-term interests of its shareholders; motivate executives to work together to achieve corporate goals by linking annual cash incentives to the achievement of those corporate goals; and provide incentives that promote executive retention.

The Company’s compensation philosophy is designed to structure executive compensation so that it is dependent on the achievement of corporate objectives and long-term increases in shareholder value. The Company accounts for employee compensation in accordance with ASC 718 - Compensation: Stock Compensation (“ASC 718”). In determining equity compensation awards for Fiscal 2024, we generally considered the potential expense of our compensation awards under ASC 718 and the impact on earnings per share. We concluded that the award levels are in the best interests of our shareholders given competitive compensation practices among our peer companies, the awards’ potential expense, our performance, and the impact of the awards on executive motivation and retention.

The Company’s philosophy for all general Company-wide benefits, such as retirement and health and welfare benefits, is to make these benefits available to employees on a non-discriminatory basis.

Principal Elements of our Executive Compensation Programs

This subsection describes the various elements of our compensation programs for our Named Executive Officers, with a discussion of the Committee’s reasons for including a particular item in the compensation program. The Company’s executive compensation program has five principal components that are discussed below.

Annual Base Salary

Annual base salary ranges are determined for each executive on a case-by-case basis based on position, the individual's level of responsibility and performance, and the unique value and historical contributions made to the Company’s success. The Committee reviews salaries each year as part of the Company’s annual performance review process, as well as upon a promotion or other change in job responsibility. The Committee reviews base salary recommendations from the CEO for executive officers other than the CEO. The Committee uses this review process in approving base salaries for our executive officers. The Committee believes that the base salaries for our executive officers are based on levels commensurate with amounts paid to executives with comparable qualifications at companies engaged in similar businesses or in the same region and are of similar size.

2024 Executive Incentive Bonuses

Executive bonuses are used to motivate individuals and to reward our executives for the achievement of the Company’s financial objectives and their individual performance goals. Bonus formulas are approved by the Committee at the beginning of the fiscal year and are paid on an annual basis after the completion of the fiscal year, with the exception of the put options earned by the PAC executives described below, which are deferred in accordance with the related employment contract.

Supplemental Executive Retirement Plan

Pursuant to the Company's Omnibus Equity Incentive Plan (the “Plan”), the Company may provide supplemental retirement income to the Chair, executive officers, and other employees and directors of the Company or its affiliates. Subject to certain performance criteria, service requirements and age restrictions, eligible employees may be eligible to receive restricted stock awards. Restricted Stock Unit awards vest on the later of three years from the date of grant or the grantee reaching the age of 65 years.

During the fiscal year ended February 29, 2024, the Company awarded a total of 15,779 Restricted Stock Units under the Plan to the Company’s five Named Executive Officers (plus the Chair, and excluding the CEO and the President, each of whom did not receive an award) and the Company’s non-management directors, collectively. The outstanding Restricted Stock Units for the Chair and each Named Executive Officer are set forth in the “Outstanding Equity Awards at 2024 Fiscal Year End” table below.

Perquisites and Other Benefits

Our executives are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and disability insurance plans, and 401(k), in each case, on the same terms as all other Company employees. In addition, certain executives, including our Named Executive Officers, receive additional benefits, such as supplemental life insurance, supplemental short-term and long-term disability benefits, car allowances or mileage reimbursements, and reimbursement of business-related expenses.

401(k)

The Company has a 401(k) plan for eligible employees. The Company matches a portion of participant contributions. Effective January 1, 2019, the company match amount was changed to 33% of elective deferrals up to a maximum of 6% of eligible compensation. Shares of the Company’s common stock are not an investment option under the 401(k) plan and the Company does not use such shares to match participant contributions. The Company contributed approximately $750,122 to the 401(k) plan during Fiscal 2024.

Tax and Accounting Implications of the Executive Compensation Program

Subject to certain exceptions, Section 162(m) of the Internal Revenue Code limits our ability to deduct compensation in excess of $1 million per year paid to certain covered employees. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements entered prior to November 2, 2017, and which are not materially amended thereafter. We do not believe the foregoing has had a material impact on the Company’s compensation-related decision making or our results of operations.

Employment Agreements and Termination

Each Named Executive Officer, with the exception of John J. Shalam, the Chair of the Board, and Ian Geise, President of Voxx Accessories Corporation, has an employment agreement with either the Company or one of its wholly-owned subsidiaries. Each such employment agreement provides for severance pay and other benefits upon a termination of employment. Each NEO’s employment agreement requires the payment of compensation to the executive when employment terminates under certain circumstances.

Patrick M. Lavelle

On July 8, 2019, the Company’s Board of Directors, upon the recommendation of the Compensation Committee, authorized and approved a five-year employment contract effective March 1, 2019 with Mr. Lavelle (the “Lavelle Employment Agreement”). A copy of the Lavelle Employment Agreement can be found at: Lavelle Employment Agreement. There were two amendments to the Lavelle Employment Agreement, each of which can be found at: Lavelle Amendment and Lavelle Amendment 2. Effective March 1, 2024, the Company’s Board of Directors, upon recommendation of the Compensation Committee, authorized and approved another amendment to the Lavelle Employment Agreement, which can be found at: Lavelle Amendment 3. This amendment extended the Lavelle Employment Agreement for a period of one (1) year, from March 1, 2024 through February 28, 2025, unless at least one hundred (100) days prior to its expiration, the Company provides Mr. Lavelle notice, in writing, of its intent to extend the term beyond the end date. Such written notice shall set forth the proposed length and terms of Mr. Lavelle’s continued employment, which he may accept or reject.

Pursuant to the Lavelle Employment Agreement, for Fiscal 2024, the Company paid Mr. Lavelle a base salary of One Million Dollars ($1,000,000). Mr. Lavelle was also entitled to be paid an annual bonus calculated as one percent (1%) of the Company’s Adjusted EBITDA up to and including $10.0 million, and two percent (2%) of the Company’s Adjusted EBITDA in excess of $10.0 million, with such $10.0 million threshold subject to adjustment for an acquisition, divestiture, or investment by the Company in excess of $5.0 million (the “Annual Bonus”). Mr. Lavelle did not receive an Annual Bonus for Fiscal 2024, compared to $85,952 for Fiscal 2023.

On or about March 1, 2024, Mr. Lavelle received, in cash, $1,000,000 (less applicable withholdings) representing the 20% balance of the MSUs earned and vested under the Lavelle Employment Agreement.

Under the Lavelle Employment Agreement, as amended, for Fiscal 2025 the Company is paying Mr. Lavelle a base salary of One Million Dollars ($1,000,000) per annum, payable $750,000 in cash and $250,000 in quarter-annual grants of the Company’s Class A common stock equivalent to Sixty-Two Thousand Five Hundred ($62,500) Dollars each, based on the average price of said shares on such date or the immediately prior business date if such quarter-end date is a weekend or an exchange holiday. Mr. Lavelle was also reinstated to participate in the Company’s SERP commencing with Fiscal 2025.

All stock grants previously awarded under the Lavelle Employment Agreement, as amended, remain subject to a hold requirement equal to one year’s base salary of $1,000,000.

If Mr. Lavelle’s employment terminates upon expiration of the Lavelle Employment Agreement, as amended, in addition to all Accrued Obligations, upon execution of a mutual release, Mr. Lavelle shall be entitled to receive a lump sum payment of One Million Dollars ($1,000,000) and all stock-based compensation previously awarded shall be fully vested and distributed.

If Mr. Lavelle’s employment is terminated by the Company without “Cause” or by Mr. Lavelle for “Good Reason” (which is defined to include, among other things, a Change of Control), the Lavelle Employment Agreement provides for post-employment benefits including payment of Accrued Obligations and, upon execution of a mutual release, a cash payment equal to two times his annual base salary ($2,000,000) as of the Date of Termination, a pro rata portion of the Average Bonus calculated as set forth in the Lavelle Employment Agreement, an amount equal in cash to the average of the Annual Bonus awarded in the two years immediately preceding the year in which the Date of Termination occurs, and all stock-based compensation Mr. Lavelle would have been entitled to had his employment not been terminated will 100% vest and be distributed.

Mr. Lavelle is subject to a non-compete and non-solicitation restriction during his employment and for 24 months following termination.

The above is a summary of the terms of the Lavelle Employment Agreement, as amended, and is qualified in its entirety by reference to the Lavelle Employment Agreement and its amendments.

Loriann Shelton

On July 8, 2019, the Company’s Board of Directors, upon the recommendation of the Compensation Committee, authorized and approved a five-year employment contract with Ms. Shelton effective March 1, 2019 (the “Shelton Employment Agreement”). A copy of the Shelton Employment Agreement can be found at: Shelton Employment Agreement. There were two amendments to the Shelton Employment Agreement, each of which can be found at: Shelton Amendment and Shelton Amendment 2. Effective March 1, 2024, the Company’s Board of Directors, upon recommendation of the Compensation Committee, authorized and approved another amendment to the Shelton Employment Agreement, which can be found at: Shelton Amendment 3. This amendment extended the Shelton Employment Agreement for a period of one (1) year, from March 1, 2024 through February 28, 2025, unless at least one hundred (100) days prior to its expiration, the Company provides Ms. Shelton notice, in writing, of its intent to extend the term beyond the end date. Such written notice shall set forth the proposed length and terms of Ms. Shelton’s continued employment, which she may accept or reject. Additionally, this amendment changed Ms. Shelton’s title from Senior Vice President and Chief Operating Officer to Senior Vice President, Chief Operating Officer, and Chief Financial Officer.

Pursuant to the Shelton Employment Agreement, for Fiscal 2024, the Company paid Ms. Shelton a base salary of Four Hundred and Fifty Thousand Dollars ($450,000). In addition, Ms. Shelton will be paid a bonus calculated and paid at 0.375% of the Company’s Adjusted EBITDA up to the Threshold (initially $10.0 million) minus $10.0 million (but never less than Zero); plus 0.75% of the Company’s Adjusted EBITDA in excess of the Threshold, as adjusted by the Board of Directors for acquisitions, divestitures and investments by the Company in excess of $5.0 million, minus $10.0 million, with no minimum Adjusted EBITDA required for the annual bonus to accrue and become payable and with no maximum cap on the annual bonus payable based upon the Company’s Adjusted EBITDA. Ms. Shelton did not receive an Annual Bonus for Fiscal 2024, compared to $64,464 for Fiscal 2023.

Under the Shelton Employment Agreement, as amended, for Fiscal 2025 the Company is paying Ms. Shelton a base salary of Four Hundred and Fifty Thousand Dollars ($450,000) per annum, and a stock grant of $100,000, deliverable in quarter-annual grants of the Company’s Class A common stock, equivalent to Twenty Five Thousand ($25,000) Dollars each, based on the average price of said shares on such date or the immediately prior business date if such quarter-end date is a weekend or an exchange holiday.

If Ms. Shelton’s employment is terminated by the Company without “Cause” or by Ms. Shelton for “Good Reason” (which is defined to include, among other things, a Change of Control), the Shelton Employment Agreement provides for post-employment benefits including payment of Accrued Obligations and, upon execution of a mutual release, a cash payment equal to her annual base salary ($450,000) as of the Date of Termination, a pro rata portion of the Average Bonus calculated as set forth in the Shelton Employment Agreement, an amount equal in cash to the average of the two highest Annual Bonuses awarded since the inception of the Shelton Employment Agreement, and all stock-based compensation Ms. Shelton would have been entitled to had her employment not been terminated will 100% vest and be distributed.

Ms. Shelton is subject to non-compete and non-solicitation covenants during her employment and for twelve months following termination.

The above is a summary of the terms of the Shelton Employment Agreement and is qualified in its entirety by reference to the Shelton Employment Agreement.

Charles M. Stoehr

On July 8, 2019, the Company’s Board of Directors, upon the recommendation of the Compensation Committee, authorized and approved a five-year employment contract with Mr. Stoehr effective March 1, 2019 with Mr. Stoehr (the “Stoehr Employment Agreement”). A copy of the Stoehr Employment Agreement can be found at: Stoehr Employment Agreement. There was one amendment to the Stoehr Employment Agreement, which can be found at: Stoehr Amendment. Effective March 1, 2024, the Company’s Board of Directors, upon recommendation of the Compensation Committee, authorized and approved another amendment to the Stoehr Employment Agreement, which can be found at: Stoehr Amendment 2. This amendment converted Mr. Stoehr into an at-will employee, and changed his title from Senior Vice President and Chief Financial Officer to Senior Vice President and Treasurer.

Pursuant to the Stoehr Employment Agreement, for Fiscal 2024, the Company paid Mr. Stoehr a base salary of Four Hundred Thousand Dollars ($400,000). Mr. Stoehr was also entitled to be paid an annual bonus calculated as three-eighths of one percent (.375%) of the Company’s Adjusted EBITDA up to and including $10.0 million, and three-quarters of one percent (.75%) of the Company’s Adjusted EBITDA in excess of $10.0 million, with such $10.0 million threshold subject to adjustment for an acquisition, divestiture, or investment by the Company in excess of $10.0 million (the “Annual Bonus”). Mr. Stoehr did not receive an Annual Bonus for Fiscal 2024, compared to $32,232 for Fiscal 2023.

Under the Stoehr Employment Agreement, as amended, for Fiscal 2025 the Company is paying Mr. Stoehr a base salary of One Hundred Seventy-Five Thousand ($175,000) Dollars per annum. Mr. Stoehr is also entitled to be paid an annual bonus calculated as a maximum of twenty (20%) percent of his annual base salary, with ten (10%) percent based on financial performance, and ten (10%) percent based on performance metrics, both of which shall be determined by and at the discretion of the Company’s CEO.

If Mr. Stoehr’s employment is terminated by the Company without “Cause”, by Mr. Stoehr for “Good Reason”, or due to Mr. Stoehr’s retirement, the Stoehr Employment Agreement provides for post-employment benefits including payment of Accrued Obligations and, upon execution of a mutual release, a cash payment equal to Four Hundred Thousand Dollars ($400,000), to be paid in equal month installments during the Separation Period, a pro rata portion of the Average Bonus calculated as set forth in the Stoehr Employment Agreement, and all stock-based compensation Mr. Stoehr would have been entitled to had his employment not been terminated will 100% vest and be distributed.

Mr. Stoehr is subject to a restrictive covenant and non-solicitation restrictions during his employment and for 12 months following termination.

The above is a summary of the terms of the Stoehr Employment Agreement, as amended, and is qualified in its entirety by reference to the Stoehr Employment Agreement and its amendments.

T. Paul Jacobs

On February 3, 2011, Klipsch Group, Inc. (“KGI”) entered into an employment agreement with Mr. Jacobs, which agreement was authorized and approved by the Company’s Board of Directors in conjunction with the Company’s acquisition of KGI (the “Jacobs Employment Agreement”). A copy of the Jacobs Employment Agreement can be found at: Jacobs Employment Agreement. The Jacobs Employment Agreement was amended, which amendment can be found at: Jacobs Amendment. The Jacobs Employment Agreement is effective until any of the parties notifies the other of his or its intention to terminate employment according to the terms outlined therein.

For Fiscal 2024, the Company paid Mr. Jacobs a base salary of Five Hundred Thousand Dollars ($500,000). The Jacobs Employment Agreement provides for KGI to pay Mr. Jacobs an annual bonus equal to a maximum of fifty percent (50%) of his base salary based on achievement of Premium Audio Company, LLC and its subsidiaries' ("PAC") EBITDA goals (as determined by the Company's CEO) and other goals established at the beginning of each year, which are designed to promote the growth of PAC. In addition, the Jacobs Employment Agreement, as amended on March 1, 2011, provides for a put option for Mr. Jacobs, which may be exercised at any time, in 60 month intervals, and payable in one lump sum in an amount equal to 80% of 1.6% of the aggregate cumulative after tax net profit or loss of PAC, and bearing interest at the same per annum rate the Company pays its lead bank. For Fiscal 2024, Mr. Jacobs earned a bonus of $41,546 and $59,553 for the put option, compared to $72,500 and ($62,558) for Fiscal 2023.

In the event of the termination of Mr. Jacobs’ employment by the Company without “Cause”, by Mr. Jacobs with “Good Reason”, or by virtue of Mr. Jacobs’ death or disability, in addition to all Accrued Obligations, and, upon execution of a mutual release, Mr. Jacobs is entitled to base compensation, at the annual rate in effect immediately prior to termination, plus an amount equal to the average annual bonus paid to Mr. Jacobs in the preceding two (2) fiscal years, payable in equal monthly installments over a period of 12 months, and any earned and unpaid base compensation and bonus for the period ending on termination.

Mr. Jacobs is subject to a non-compete during his employment and for 12 months following termination, and a non-solicitation covenant during his employment and for 24 months following termination.

The above is a summary of the terms of the Jacobs Employment Agreement and is qualified in its entirety by reference to the Jacobs Employment Agreement.

Ian Geise

On March 1, 2016, the Company’s wholly-owned subsidiary, Voxx Accessories Corporation entered into an employment contract with Mr. Geise effective March 1, 2016 between Voxx Accessories Corporation (“VAC”) and Mr. Geise. The Geise Employment Agreement was subsequently amended on March 1, 2018, March 1, 2019, March 1, 2020, March 1, 2022, September 1, 2022, and March 1, 2023 (collectively, the “Geise Employment Agreement”). The Geise Employment Agreement expired on February 29, 2024, and Mr. Geise is presently an at-will employee with VAC.

For Fiscal 2024, pursuant to the Geise Employment Agreement, as amended, VAC paid Mr. Geise a base salary of Three Hundred and Thirty-Seven Thousand Dollars ($337,000). In addition, Mr. Geise did not receive an Annual Bonus for Fiscal 2024, compared to $8,922 for Fiscal 2023.

Mr. Geise was subject to non-compete and non-solicitation covenants during the term of the Geise Employment Agreement, as amended. Such covenants continue for twelve months and twenty-four months, respectively, following expiration of the term of the Geise Employment Agreement, as amended.

The above is a summary of the terms of and is qualified in its entirety by reference to the Geise Employment Agreement.

Measuring Company Performance for Compensation Purposes

The value of our stock awards is based upon the Company’s performance, as reflected in the price of its stock, and is believed to best reflect the longer-term performance of the Company. Bonuses and other performance-based incentives are based on revenue, operating income targets or the Company’s Adjusted EBITDA established in connection with the annual budgeting process, or upon achieving certain strategic goals and are believed to best reflect the short-term performance of the Company.

Fiscal 2024 Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Awards (1)		Non-Equity Incentive Plan Compensation (2)	Change in Pension Value & Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Patrick M. Lavelle	2024	$1,000,000	$250,000		$-	$-	$41,672	$1,291,672
Chief Executive Officer	2023	$903,846	$-		$85,952	$-	$37,534	$1,027,332
	2022	$1,000,000	$-	(4)	$686,251	$-	$39,896	$1,726,147	(4)
Charles M. Stoehr	2024	$400,000	$25,516		$-	$-	$32,854	$458,370
Senior Vice President and Chief Financial Officer	2023	$361,539	$58,794		$32,232	$-	$33,399	$485,964
	2022	$400,000	$107,184		$257,344	$-	$32,804	$797,332
Loriann Shelton	2024	$450,000	$130,362		$-	$58,436	$28,529	$667,327
Senior Vice President and Chief Operating Officer	2023	$406,731	$66,622		$64,464	$(32,158)	$27,667	$533,326
	2022	$450,000	$120,299		$294,844	$40,958	$28,987	$935,088
Ian Geise	2024	$337,000	$27,049		$-	$-	$17,602	$381,651
President, VAC	2023	$304,596	$35,003		$8,922	$-	$13,619	$362,140
	2022	$337,000	$43,896		$50,572	$-	$17,567	$449,035
T. Paul Jacobs	2024	$500,000	$46,562		$101,099	$-	$23,118	$670,779
President and Chief Executive Officer, PAC	2023	$455,769	$72,969		$9,942	$-	$26,802	$565,482
	2022	$500,000	$75,003		$533,183	$-	$28,060	$1,136,246
John J. Shalam (5)	2024	$-	$26,565		$-	$-	$12,611	$39,176
Chair of the Board	2023	$395,914	$94,641		$-	$-	$55,825	$546,380
	2022	$450,000	$219,859		$608,044	$-	$54,281	$1,332,184

(1)
This column presents the aggregate fair market value of stock awards on the date of grant. The amounts presented do not necessarily represent the actual value that will be recognized by the individuals upon issuance.
(2)
Refer to the CD&A for a further discussion of the Company’s non-equity incentive and bonus methodology.
(3)
See the All Other Compensation Table below for additional information.
(4)
In the June 2022 Proxy Statement, the amounts in the Stock Awards column included the value of the stock grants as of the respective settlement dates (as opposed to the aggregate fair market value of the awards on their date of grant, March 1, 2019) and were reported as $2,177,500 for Fiscal 2022, as a result of an inadvertent administrative error. These amounts should have been reported as zero in both years. As a result, the amounts in the “Total” Column for Fiscal 2022 was reported as $3,903,647.
(5)
Mr. Shalam, Chair of the Board, is not an executive officer of the Company.

Note: The columns which present “Bonus” and “Option Awards” have been omitted as there is no information to report in these columns for any fiscal year covered by the table.

All Other Compensation Table

The following table contains each component of the “All Other Compensation” column from the Fiscal 2024 Summary Compensation Table.

Name of Executive	Auto Allowance	Value of Supplemental Life Insurance Premiums (1)	Employer Contributions Relating to Employee Savings Plan	Other (2)	Total
Lavelle	$26,894	$7,088	$7,690	$-	$41,672
Stoehr	$13,209	$12,118	$7,527	$-	$32,854
Shelton	$15,892	$5,079	$7,558	$-	$28,529
Geise	$7,002	$3,053	$7,547	$-	$17,602
Jacobs	$-	$5,344	$1,046	$16,728	$23,118
Shalam	$6,101	$3,622	$2,888	$-	$12,611

(1)
This column presents payments made by the Company for insurance premiums related to a $1,000,000 life insurance policy (or such reduced amount as may be required by the insurer due to age coverage constraints), which are owned by each executive. It does not include premiums for policies where the Company is the owner and beneficiary.
(2)
The column for Mr. Jacobs, includes fees paid for an executive peer advisory group.

Grants of Plan Based Awards During Fiscal 2024

The following table discloses the amount of non-equity incentive plan awards for Fiscal 2024:

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				All Other Stock Awards
Name	Grant Date (1)	Threshold ($)	Target ($)	Maximum ($)	Grant Date	Number of Units (#) (2)	Closing Price on Grant Date ($) (3)
Lavelle	4/26/23	$—	$779,748	$—	7/20/23	—	$—
Stoehr	4/26/23	$—	$292,405	$—	7/20/23	2,580	$9.68
Shelton	4/26/23	$—	$329,905	$—	7/20/23	3,070	$9.68
Jacobs (4)	4/26/23	$—	$298,809	$—	7/20/23	4,708	$9.68
Geise	4/26/23	$—	$153,099	$—	7/20/23	2,735	$9.68
Shalam	4/26/23	$—	$—	$—	—	2,686	$9.68

(1)
This column represents the date upon which the Compensation Committee approved the target award amounts under the non-equity incentive plan.
(2)
This column represents the number of Restricted Stock Units (each, an “RSU”) granted pursuant to the Company’s 2014 Omnibus Equity Incentive Plan (the “Plan”). Each RSU grant was approved by the Compensation Committee on July 20, 2023.
(3)
This column represents the closing price of the Company’s Class A Common Stock on the grant date, July 20, 2023. RSUs are granted based upon the “Fair Market Value” of the Company’s Class A Common Stock on the grant date. “Fair Market Value” is defined in the Plan as the mean of the highest and lowest quoted selling price of a share of the Company’s Class A Common Stock on the grant date. The Fair Market Value was $9.89 per share on the grant date.
(4)
As covered in greater detail in the discussion of Mr. Jacobs’ employment agreement commencing on page 33, Mr. Jacobs’ non-equity incentive award is comprised of a performance-based award (which may not be awarded in an amount greater than fifty percent (50%) of base salary) and a put option (which is not subject to a maximum dollar amount).

Note: Certain columns have been omitted, as there is no information to report in these columns for Fiscal 2024, including the “estimated future payouts under equity incentive plan awards” column.

Outstanding Equity Awards at 2024 Fiscal Year End

The following table sets forth outstanding restricted stock unit awards not yet vested as of February 29, 2024.

	Equity Incentive Plan Awards
Name	Shares That Have Not Yet Vested (#)	Market or Payout Value of Shares That Have Not Yet Vested ($)
Lavelle	—	$—
Stoehr	17,572	$191,494
Shelton	19,973	$217,283
Geise	55,600	$383,531
Jacobs	19,045	$194,534
Shalam	30,301	$341,065

Note: Information regarding Option Awards has been omitted because there were no outstanding unexercised option awards or unexercised options not exercisable at February 29, 2024.

Option Exercises and Stock Vested at 2024 Fiscal Year End

The table below provides information regarding the vesting of Restricted Stock Unit Awards during the fiscal year ended February 29, 2024.

	Stock Vested
	Number of Units Acquired on Vesting (1) (#)	Value Realized on Vesting (2) ($)
Lavelle	214,187	$1,427,005
Stoehr	66,473	$425,631
Shelton	72,660	$447,741
Jacobs	98,932	$568,588
Geise	—	$—
Shalam	123,042	$832,429

(1)
This column presents Restricted Stock Unit Awards granted pursuant to the Company’s 2014 Omnibus Equity Incentive Plan (the “Plan”) which have vested but are not settled. When settled, these Awards may be settled in shares of the Company’s Class A Common Stock or in cash, at the Company’s sole discretion.
(2)
The value presented in this column is based upon the “Fair Market Value” of the Company’s Class A Common Stock on the related Restricted Stock Unit award grant date(s). “Fair Market Value” is defined in the Plan as the mean of the highest and lowest quoted selling price of a share of the Company’s Class A Common Stock on the grant date. The value presented does not necessarily represent the value that will be recognized by the individuals upon settlement of the subject Restricted Stock Units.

Nonqualified Deferred Compensation for Fiscal 2024

The table below provides information on the nonqualified deferred compensation of our Chair and Named Executive Officers:

Name	Executive Contributions in Fiscal 2024 (1)	Registrant Contributions in Fiscal 2024 (2)	Aggregate Earnings in Fiscal 2024 (3)	Aggregate Withdrawals/ Distributions in Fiscal 2024	Fees	Aggregate Balance at February 29, 2024
Lavelle	$—	$—	$—	$—	$—	$—
Stoehr	$—	$—	$—	$—	$—	$—
Shelton	$—	$—	$58,436	$(131,419)	$—	$360,665
Geise	$—	$—	$—	$—	$—	$—
Jacobs	$—	$—	$—	$—	$—	$—
Shalam	$—	$—	$—	$—	$—	$—
(1)
This column represents the contributions made by each individual into the Company’s deferred compensation plan. Such amounts are included in the salary or bonus column in the Summary Compensation Table. Employees of KGI did not participate in the Company’s deferred compensation plan in Fiscal 2024.
(2)
For Fiscal 2024, the Company continued its suspension of employer matching contributions.
(3)
This column represents the dollar amount of aggregate interest, dividends, stock price appreciation (or depreciation), and other similar items accrued during Fiscal 2024.

CEO Pay-Ratio Disclosure

In compliance with SEC rules, we are required to provide the relationship of the total annual compensation of the median of our employees (other than the CEO) and the total annual compensation of our CEO, Patrick M. Lavelle. The Company has elected to identify its median employee every three years, unless a significant change in employee population or employee compensation arrangements has occurred. The pay ratio included herein is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

In determining our “median employee”, we used a consistently applied compensation measure with the following methodology, material assumptions, adjustments, and estimates:

•
The Company selected December 31, 2023, which was within the last three months of the 2024 fiscal year end, as the date for determining the employees to be considered in computing the pay ratio, and the twelve months ended December 31, 2023 as the measurement period.
•
We utilized the entire global population of 772 employees, including full-time, part-time, seasonal, and foreign employees, without exercising the de minimis exception for any of our foreign or U.S. personnel. Local amounts were converted to U.S. dollars using the applicable rate of exchange in effect on December 31, 2023.
•
The Company chose “total taxable earnings” reported to the respective federal taxing authority for the calendar year 2023 as our consistently applied compensation measure. No cost-of-living adjustments were made. Earnings were annualized for employees who were employed on December 31, 2023, but did not work for the Company for the full year.
•
The “Total Annual Compensation” of the CEO and the median employee was based on the applicable instructions and interpretations used to calculate compensation to be reported in the Summary Compensation Table included within this Proxy Statement.

For fiscal 2024, the median employee was identified as performing their work functions in one of our domestic locations. The total annual compensation of the median compensated of all of our employees (other than the CEO) was $51,668, and the total annual compensation of our CEO was $1,291,672, as indicated in the Summary Compensation Table within the Compensation Discussion & Analysis above. Therefore, our median employee to CEO pay ratio was estimated to be approximately 1 to 25.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules, based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions based upon their compensation practices. Therefore, the ratio we report may not be comparable to the ratio reported by other companies.

PAY VERSUS PERFORMANCE

The disclosures have been prepared in accordance with the SEC’s pay versus performance rules in Item 402(v) of Regulation S-K of the Exchange Act (“Item 402(v)”) and provide information about (i) the total compensation (“SCT Total”) of our principal executive officer (“PEO”) and our non-PEO NEOs (collectively, the “Other NEO’s”) as presented in the Summary Compensation Table on page 35, (ii) the “compensation actually paid” (“CAP”) to our PEO and our Other NEOs, as calculated pursuant to Item 402(v), (iii) certain financial performance measures, and (iv) the relationship of the CAP to those financial performance measures. The below tables and disclosures do not necessarily reflect value actually realized by the NEO’s or how the Compensation Committee evaluates compensation decisions in light of the Company’s performance or individual performance. For further information concerning the Company’s pay-for-performance philosophy and how our Compensation Committee aligns executive compensation with Company performance, refer to the section titled “Compensation Discussion and Analysis.”

The table below presents information on the compensation of our PEO and our other NEO’s in comparison to certain performance metrics for Fiscal Year 2024, Fiscal Year 2023, Fiscal Year 2022, and Fiscal Year 2021. Net Income (Loss) is a metric used by the Compensation Committee when setting executive compensation, although it is not the only metric used. The use of the term “compensation actually paid” is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table Total values for the applicable year as described in the footnotes to the table.

					Value of Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEO's (3)	Average Compensation Actually Paid for Non-PEO NEO's (4)	Total Shareholder Return ("TSR") (5)	Peer Group Total Shareholder Return (6)	Net (Loss) Income Attributable to VOXX International Corporation (In Thousands) (7)	Adjusted EBITDA (In Thousands) (8)
2024	$1,291,672	$1,364,922	$443,461	$324,288	$170.00	$173.31	$(40,850)	$(3,397)
2023	1,027,332	871,774	702,173	746,344	228.60	155.38	(27,451)	9,720
2022	1,726,147	248,517	955,537	429,190	214.60	166.03	(22,333)	39,946
2021	1,867,791	10,916,955	1,047,369	1,938,590	414.60	148.27	26,767	48,086

(1) Mr. Lavelle was our PEO for all years shown. The amounts reported are the amounts of total compensation reported for our PEO for each corresponding year in the “Total” column of the Summary Compensation Table in each applicable year.

(2) The amounts reported represent the “compensation actually paid” to our PEO, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to our PEO in the applicable years. In accordance with Item 402(v) of Regulation S-K, below are the adjustments made to the amount reported for our PEO in the “Total” column of the Summary Compensation Table for each year to arrive at compensation actually paid to our PEO during each year shown:

PEO	2024	2023	2022	2021
Summary compensation table (SCT) total for CEO	$1,291,672	$1,027,332	$1,726,147	$1,867,791
+ year-end fair value of equity awards granted in the covered year that were outstanding and unvested as of the covered year-end	6,373	-	-	-
-/+ year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	66,877	14,940	(902,630)	8,761,249
+ vesting date fair value of equity awards granted and vested in the covered year	-	-	-	-
-/+ year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	-	(170,498)	(575,000)	287,915
- fair value as of prior year-end of equity awards granted in prior years that failed to vest in the covered year	-	-	-	-
+ dividends or other earnings paid during applicable fiscal year prior to vesting date	-	-	-	-
+ excess fair value for equity award modifications	-	-	-	-
Compensation Actually Paid to PEO	$1,364,922	$871,774	$248,517	$10,916,955

(3) The amounts reported represent the average of the amounts reported for the Company’s NEO’s as a group (excluding our PEO), in the “Total” column of the Summary Compensation Table in each applicable year. For Fiscal Year 2024, the Company’s non-PEO NEO’s were Charles M. Stoehr, Loriann Shelton, Ian Geise, T. Paul Jacobs, and John J. Shalam. For Fiscal Years 2021, 2022, and 2023, the Company’s non-PEO NEO’s were Charles M. Stoehr, Loriann Shelton, Oscar Bernardo, T. Paul Jacobs, and John J. Shalam.

(4) The amounts reported represent the average “compensation actually paid” to the NEO’s other than our PEO as a group, computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs as a group in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the average of the amounts reported in the “Total” column of the Summary Compensation Table for the NEO’s as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2:

Non-PEO NEO's	2024	2023	2022	2021
Summary compensation table (SCT) total for Non-PEO NEO's	$443,461	$702,173	$955,537	$1,047,369
+ year-end fair value of equity awards granted in the covered year that were outstanding and unvested as of the covered year-end	(3,877)	22,309	(23,919)	102,961
-/+ year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	(74,253)	21,312	(256,646)	738,065
+ vesting date fair value of equity awards granted and vested in the covered year	-	105	-	-
-/+ year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	(41,043)	445	(245,782)	50,195
- fair value as of prior year-end of equity awards granted in prior years that failed to vest in the covered year	-	-	-	-
+ dividends or other earnings paid during applicable fiscal year prior to vesting date	-	-	-	-
+ excess fair value for equity award modifications	-	-	-	-
Compensation Actually Paid to Non-PEO NEO's	$324,288	$746,344	$429,190	$1,938,590

(5) Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and at the beginning of the measurement period by the Company’s share price at the beginning of the measurement period, calculated in accordance with Item 201(e) of Regulation S-K. The Company did not pay any dividends during the last four fiscal years.

(6) Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose consists of the following companies within the Standard Industrial Classification Code 5065 - Electronic Parts and Equipment, Not Elsewhere Classified: Arrow Electronics Inc., Avnet Inc., Eaco Corp., First America Resources Corp., Ituran Location and Control Ltd., Richardson Electronics Ltd., Simply Inc., Taitron Components Inc., TE Connectivity Ltd., and Universal Security Instruments Inc.

(7) The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.

(8) The Company’s Selected Measure is Adjusted EBITDA. While we consider numerous financial and non-financial performance measures for the purpose of evaluating and determining executive compensation, we consider Adjusted EBITDA, which is one of the measures used to determine annual cash incentive compensation for our PEO and certain NEO’s, to be the most important performance measure used by the Company to link compensation actually paid to the PEO and NEO’s for Fiscal Years 2021 through 2024 to Company performance. For a reconciliation of Adjusted EBITDA to net (loss) income please see the discussion of reconciling items below under “Tabular List of Performance Measures.”

Pay Versus Performance Descriptive Disclosure

Compensation Actually Paid Versus Company TSR and Peer Group TSR

The graph below reflects the relationship between the PEO and the average Non-PEO NEO’s compensation actually paid and both the Company’s cumulative TSR and peer group TSR (assuming an initial fixed investment of $100 for the fiscal years ended February 28, 2021, February 28, 2022, February 28, 2023, and February 29, 2024). TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested. The Company did not pay any dividends during the last four fiscal years.

Compensation Actually Paid Versus Total Shareholder Return
Compensation Actually Paid
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Total Shareholder Return
$450.00
$400.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
2021
2022
2023
2024
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid for Non-PEO NEO
Total Shareholder Return
Peer Group Total Shareholder Return

Compensation Actually Paid Versus Net Income (Loss)

The graph below reflects the relationship between the PEO and the average Non-PEO NEO’s compensation actually paid and the Company’s net income (loss) for the fiscal years ended February 28, 2021, February 28, 2022, February 28, 2023, and February 29, 2024.

Compensation Actually Paid Versus Net Income (Loss)
Compesnation Actually Paid
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$40,000
$30,000
$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
Net Income (Loss) in Thousands
2021
2022
2023
2024
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid for Non-PEO NEO's
Net Income (Loss)

Compensation Actually Paid Versus Adjusted EBITDA

The graph below reflects the relationship between the PEO and the average Non-PEO NEO’s compensation actually paid and the Company’s Adjusted EBITDA for the fiscal years ended February 28, 2021, February 28, 2022, February 28, 2023, and February 29, 2024.

Compensation Actually Paid Versus Adjusted EBITDA
Compensation Acually Paid
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
60,000
50,000
40,000
30,000
20,000
10,000
0
-10,000
Adjusted EBITDA (Thousands)
2021
2022
2023
2024
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid for Non-PEO NEO
Adjusted EBITDA (in Thousands)

Tabular List of Performance Measures

As required by the SEC rules, the Company has determined the following as its most important measures used to link compensation actually paid to our PEO and non-PEO NEO’s to Company performance for Fiscal 2024, which are the only financial performance measures used to link compensation actually paid to Company performance for Fiscal 2024.

Net Income
Adjusted EBITDA
Applicable subsidiary EBITDA

We use financial measures in this proxy statement, including EBITDA and Adjusted EBITDA, that are not measures of financial performance under GAAP, in particular as compensation targets and for the performance measures described above herein. We consider certain non-GAAP financial information, such as EBITDA and Adjusted EBITDA, to be useful and appropriate supplemental measures of our performance. Adjusted EBITDA helps us to evaluate our performance without the effects of certain GAAP calculations that may not have a direct cash impact on our current operating performance. In addition, the exclusion of certain costs or gains relating to certain events allows for a more meaningful comparison of our results from period-to-period. These non-GAAP measures, as we define them, are not necessarily comparable to similarly entitled measures of other companies and may not be an appropriate measure for performance relative to other companies. EBITDA and Adjusted EBITDA should not be assessed in isolation from, are not intended to represent, and should not be considered to be more meaningful measures than, or alternatives to, measures of operating performance as determined in accordance with GAAP.

EBITDA represents net (loss) income attributable to VOXX International Corporation and Subsidiaries, computed in accordance with GAAP, before interest expense and bank charges, taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for stock-based compensation expense, foreign currency losses and gains, gains on the sale of certain assets, acquisition costs, certain non-recurring legal and professional fees, settlements and awards, restructuring expenses, non-recurring severance expense, and impairment charges. Depreciation, amortization, stock-based compensation, foreign currency losses and gains, and impairment charges are non-cash items.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC and the Nasdaq Stock Market (the “Nasdaq”). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4, and 5 filed with the SEC and Nasdaq. To the Company’s knowledge, based solely upon a review of the copies of the forms received by the Company with respect to the fiscal year ended February 29, 2024, or written representations from Reporting Persons, the Company believes that its directors and executive officers have complied, on a timely basis, with all filing requirements applicable to them.

OTHER MATTERS

At the time of preparation of this Proxy Statement, neither the Board of Directors nor management know of any matters to be presented for action at the meeting other than as set forth in Proposals 1, 2, and 3 of the Notice of Annual Meeting and this Proxy Statement. However, as to any other business which may properly come before the Annual Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By order of the Board of Directors,

/s/ Janine Russo

JANINE RUSSO

Corporate Secretary

VOXX International Corporation

Hauppauge, New York

June 10, 2024

APPENDIX A – 2024 EQUITY INCENTIVE PLAN

VOXX INTERNATIONAL CORPORATION

2024 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: MAY 14, 2024

1. GENERAL.

(a) Successor to and Continuation of Prior Plans. The Plan is intended as the successor to and continuation of the Voxx International Corporation 2012 Equity Incentive Plan (the “2012 Plan”) and the Voxx International Corporation 2014 Omnibus Equity Incentive Plan (the “2014 Plan” and, collectively with the 2012 Plan, the “Prior Plans”). Following the Effective Date, no additional stock awards may be granted under the Prior Plans. Any shares remaining available for issuance pursuant to the exercise of ungranted options or issuance or settlement of ungranted stock awards under the Prior Plans as of the Effective Date (the “Prior Plans’ Available Reserve”) shall become available for issuance pursuant to Stock Awards granted hereunder. From and after the Effective Date, all outstanding stock awards granted under the Prior Plans will remain subject to the terms of the Prior Plans (and the terms of the Prior Plans shall not be amended by the Plan, unless expressly set forth); provided, however, that any shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement or are forfeited because of the failure to meet a contingency or condition required to vest such shares or are reacquired or withheld by the Company to satisfy a tax withholding obligation or as consideration for the exercise of an Option (the “Returning Shares”) shall become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after the Effective Date of this Plan will be subject to the terms of this Plan.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Class A Common Stock through the granting of Awards.

2. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board (or the Committee, as applicable) will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine (A) which of the persons eligible under the Plan will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Class A Common Stock under the Award; (E) the number of shares of Class A Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Class A Common Stock may be issued).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant's rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Class A Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Class A Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will impair a Participant's rights under an outstanding Award unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant's rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant's rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant's consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revert in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revert in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Class A Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Class A Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(e) Effect of Board's or Committee’s Decision. All determinations, interpretations and constructions made by the Board or the Committee, as applicable, in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise, purchase or strike price of any outstanding Options or SAR under the Plan, or (ii) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value of the Class A Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action prior to such an event in accordance with applicable law.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Class A Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed (A) 1,391,853 shares (which number is the sum of (i) the number of shares 891,853 subject to the Prior Plans’ Available Reserve and (ii) an additional 500,000 new shares) plus (B) the Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”). For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Class A Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Subject to subsection 3(b), if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Class A Common Stock that may be available for issuance under the Plan.

(iii) Subject to subsection 3(b), the number of shares available for issuance under the Plan will be reduced by one (1) share for each share of Class A Common Stock issued pursuant to an Option or Stock Appreciation Right with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Class A Class A Common Stock on the date of grant and each share of Class A Common Stock issued pursuant to a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award or Other Stock Award.

(b) Reversion of Shares to the Share Reserve.

(i) Shares Available For Subsequent Issuance. If any shares of Class A Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan.

(ii) Shares Not Available For Subsequent Issuance. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant will no longer be available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to Section 8(h) will no longer be available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Class A Common Stock that may be issued to any Participant pursuant to the exercise of Incentive Stock Options will be 100,000 shares of Class A Common Stock.

(d Limitations. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the following limitations will apply.

(i) A maximum of 250,000 shares of Class A Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any Participant during any calendar year.

(ii) A maximum of 250,000 shares of Class A Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii) In calculating the number of shares of Class A Common Stock available for issuance under this Plan, each year no more than 250,000 shares of Class A Common Stock will be available in the aggregate for grant or Restricted Stock Units under this Plan and no more than 50,000 shares of Class A Common Stock will be available in the aggregate for grant of Restricted Stock Units under this Plan to any Participant.

(iv) A maximum of $1,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(v) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Class A Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Class A Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Class A Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Class A Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Class A Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Class A Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Class A Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Class A Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Class A Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Class A Common Stock equal to the number of Class A Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the strike price. The appreciation distribution may be paid in Class A Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Class A Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant's estate will be entitled to exercise the Option or SAR and receive the Class A Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Class A Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Class A Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates (other than for Cause and other than upon the Participant's death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause and other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of shares of Class A Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant's Award Agreement, if the sale of any Class A Common Stock received upon exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause) would violate the Company's insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant's Continuous Service during which the sale of the Class A Common Stock received upon exercise of the Option or SAR would not be in violation of the Company's insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant's Continuous Service terminates as a result of the Participant's death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant's Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant's death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant's death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant's Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant's Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant's termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Class A Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant's retirement (as such term may be defined in the Participant's Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee's regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company's bylaws, at the Board's election, shares of Class A Common Stock may be (i) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Class A Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant's Continuous Service. If a Participant's Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Class A Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Class A Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Class A Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Grant of Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to any Participant in such amounts as the Committee, in its sole discretion, determines. The

Committee will have complete discretion in determining the number of Restricted Stock Units granted to each Participant.

(ii) Restricted Stock Unit Award Agreement. Each Award of Restricted Stock Units will be evidenced by a Restricted Stock Unit Award Agreement that specifies the following:

(A) Floor Awards – the Period of Restriction and the Award Rate and such other terms and conditions as the Committee, in its sole discretion, determines.

(B) Performance Awards - the Period of Restriction, the Award Rate, the applicable Performance Period, Performance Goals, the relative weight accorded each Performance Goal, the threshold, target and maximum Award Rates and such other terms and conditions as the Committee, in its sole discretion, determines.

(iii) Value of Restricted Stock Units. Each Restricted Stock Unit will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

(iv) Vesting of Floor Awards.

(A) With respect to Floor Awards, the Participant will vest in the Restricted Stock Units upon the latter of (i) reaching the normal Retirement age of 65 or (ii) 3 years from the initial date of participation in the Plan, or as determined by the Committee in connection with a reason approved by the Board in accordance with Section 2.2(b).

(B) If a Participant incurs a Termination of Service before the end of the calendar year, he will not vest in any portion of his Award unless his Termination of Service was for one of the following reasons:

(i) The Participant died.

(ii) The Participant incurred a Disability.

(iii) The Participant Retired after no less than 3 years from the initial date of participation in the Plan.

(iv) A reason approved by the Board in accordance with Section 2.2(b).

(v) Performance Goals and Other Terms. The Committee will set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the size of the Performance Award that will be paid to the Participant. The calculation of earned Performance Awards will be made by interpolating within the interval between the threshold Award Rate and the target Award Rate and between the target Award Rate and the maximum Award Rate, and rounding to the nearest dollar.

(vi) Earning of Performance Awards.

(A) A Performance Award will be treated as earned to the extent:

(i) The threshold, target or maximum Performance Goals are met; and

(ii) The Participant is employed or retained on the last day of the Performance Period.

(B) In the event a Participant has a Termination of Service before the end of the Performance Period, he will not earn any portion of his Award unless he incurs a Termination of Service for one of the following reasons:

(i) The Participant died.

(ii) The Participant incurred a Disability.

(iii) The Participant Retired after no less than 3 years from the initial date of participation in the Plan.

(iv) A reason approved by the Board in accordance with Section 2.2(b).

(C) If at least the threshold Performance Goals are met but the Participant had a Termination of Service due to one or more of the circumstances described in Section 6(b)(vi)(B)(i) – 6(b)(vi)(B)(iv), he will earn a pro rata portion of the Award that he would otherwise be entitled to for the Performance Period. The Award will be calculated at the level attained based on the ratio that the number of days during the Performance Period in which he was actually employed bears to actual number of days in the Performance Period. Additionally, after the grant of a Restricted Stock Units, the Committee, in its sole discretion, may reduce or waive any Performance Goals or related business criteria applicable to such Restricted Stock Units.

(vii) Vesting of Earned Performance Awards.

(A) With respect to Performance Awards, the Participant will vest in the Restricted Stock Units to the extent to which the applicable threshold, target or maximum Performance Goals have been achieved and upon the latter of (i) reaching the normal Retirement age of 65 or (ii) 3 years from the initial date of participation in the Plan.

(B) In the event a Participant has a Termination of Service before the end of the Performance Period, he will not vest in any portion of his Award unless he incurs a Termination of Service for one of the following reasons:

(i) The Participant died.

(ii) The Participant incurred a Disability

(iii) The Participant Retired after no less than 3 years from the initial date of participation in the Plan.

(iv) A reason approved by the Board in accordance with Section 2.2(b).

(viii) Time and Form of Payment of Restricted Stock Units. Payment of vested Restricted Stock Units will be made upon the Participant’s actual Retirement unless (a) a Participant timely defers payment of the Award pursuant to Section 8(i); or (b) another time of payment is otherwise provided in the Award Agreement. The Committee, in its sole discretion, may pay vested Restricted Stock Units in the form of cash, in Shares or a combination thereof.

(ix) Communication of Award Opportunity Level and Awards. Not later than 90 days following the beginning of each Performance Period, as applicable, the Performance Goals (and their respective weightings) and any other requirements, criteria, attributes, terms and conditions for Awards for such Performance Period shall be communicated in writing by the Committee to the Participants eligible for such Awards in an Award Agreement.

(ix) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Class A Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Class A Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(x) Termination of Participant's Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d)(ii) above) that is payable (including that may be granted, vest or exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Class A Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Class A Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Class A Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Class A Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Class A Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Class A Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Class A Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Class A Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Class A Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such

Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Class A Common Stock. Proceeds from the sale of shares of Class A Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Class A Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Class A Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Class A Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Class A Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Class A Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Class A Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Class A Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Class A Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Class A Common Stock.

(g) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Class A Common Stock from the shares of Class A Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Class A Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company's intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(i) Deferrals. To the extent permitted by applicable law and Award Agreement, the Board, in its sole discretion, may determine that the delivery of Class A Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Class A Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six (6) months following the date of such Participant's “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant's death.

(k) Clawback of Awards. In the event the Company is required to prepare an accounting restatement due to the Company's material noncompliance with any financial reporting requirement under securities laws, and the Company paid an Award to a Participant which was based on the erroneous data within three years preceding the date of the accounting restatement, then the Participant is required to repay the Company the excess amount of which would not have been paid to the Participant under the accounting restatement.

(l) Liability and Indemnification. No member of the Board, the Committee or any officer or employee of the Company or any Affiliate will be personally liable for any action, failure to act, decision or determination made in good faith in connection with this Plan. By participating in this Plan, each Participant agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers and employees) and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Participant in connection with his receipt of Awards under this Plan and the deferral, payment and exercise thereof and further agrees that receipt of Shares or cash payment is conditioned upon prior execution of a release by the Participants. Each person who is or was a member of the Committee, or of the Board, or was an officer or employee, will be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including, but not limited to, attorneys' fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement; and (b) any and all amounts paid by him in settlement thereof, with the Company's prior written approval, or paid by him in satisfaction of any judgment in any such claim, action, suit or proceeding against him; provided, however, that he will give the Company an opportunity, at the Company's expense, to handle and defend such claim, action, suit or proceeding before he undertakes to handle and defend the same on his own behalf. The foregoing right of indemnification is exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

9. ADJUSTMENTS UPON CHANGES IN CLASS A COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Class A Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Class A Common Stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Class A Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company's Class A Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10. TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11. EFFECTIVE DATE OF PLAN.

This Plan will become effective on the Effective Date.

12. CHOICE OF LAW.

The laws of the State of New York will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Award Rate” means, for purposes of making the Floor Awards, the amount of stock awarded to a Participant either expressed as a percentage of a Participant’s Total Cash Compensation or in an amount as determined by the Committee.

(e) “Board” means the Board of Directors of the Company.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Class A Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant's commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant's attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant's intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant's unauthorized use or disclosure of the Company's confidential information or trade secrets; or (v) such Participant's gross misconduct. The determination that a termination of the Participant's Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Class A Common Stock” means the Class A Common Stock of the Company.

(l) “Company” means Voxx International Corporation, a Delaware corporation.

(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company's securities to such person.

(n) “Continuous Service” means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, will not terminate a Participant's Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant's Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Class A Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2024 provided this Plan is approved by the Company's stockholders at such meeting.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Class A Common Stock determined as follows:

(i) If the Class A Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Class A Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Class A Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Class A Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Class A Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Floor Award” means a stock-based Award calculated at the Award Rate.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Class A Common Stock granted pursuant to the Plan.

(dd) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff) “Other Stock Award” means an award based in whole or in part by reference to the Class A Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(gg) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(kk) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder's equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders' equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) other measures of performance selected by the Board.

(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.

(mm) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo) “Period of Restriction” means the period during which the Restricted Stock Units are subject to transfer restrictions and, therefore, the Units are subject to a substantial risk of forfeiture.

(pp) “Plan” means this Voxx International Corporation 2024 Equity Incentive Plan.

(qq) “Restricted Stock Award” means an award of shares of Class A Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(rr) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ss) "Restricted Stock Unit" means an Award granted to a Participant pursuant to Section 6(b).

(tt) “Restricted Stock Unit Award” means a right to receive shares of Class A Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(uu) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(vv) “Retirement” or “Retires” means a Participant's Termination of Service on or after attaining age 65 for reasons other than Cause, Good Reason as defined in Treasury Regulation section 1.409A-1(h), death or Disability.

(ww) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(xx) “Rule 405” means Rule 405 promulgated under the Securities Act.

(yy) “Rule 701” means Rule 701 promulgated under the Securities Act.

(zz) “Securities Act” means the Securities Act of 1933, as amended.

(aaa) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Class A Common Stock that is granted pursuant to the terms and conditions of Section 5.

(bbb) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(ccc) “Stock Award” means any right to receive Class A Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(ddd) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(eee) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(fff) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ggg) "Termination of Service" or "Termination" means the occurrence of any act or event or any failure to act, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in a Participant ceasing, for whatever reason, to be an employee of the Company or an Affiliate, including, but not limited to, death, Disability, Retirement, termination by the Company or an Affiliate of the Participant's employment with the

Company or an Affiliate (whether with or without Cause) and voluntary resignation or termination by the Participant of his or her employment with the Company or an Affiliate (whether with or without Good Reason as defined in Treasury Regulation section 1.409A-1(h)). A Termination of Service will also occur with respect to a Participant who is employed by an Affiliate if the Affiliate ceases to be an Affiliate of the Company and the Participant does not immediately thereafter become an employee of the Company or another Affiliate. For purposes of this Plan, transfers or changes of employment of a Participant between the Company and an Affiliate (or between Affiliates) will not be deemed a Termination of Service. Provided, a Termination or Termination of Service shall only be deemed to have occurred when such event meets the definition of separation from service as defined under Treasury Regulation section 1.409A-1(h).

(hhh) “Total Cash Compensation” means the regular base salary or fee paid by the Company or a Subsidiary to Participant during a calendar year, inclusive of additional forms of compensation such as bonuses, other incentive payments, automobile allowances, tax gross-ups and other fringe benefits.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions (1) over the internet, (2) by telephone, or (3) by mail. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

1

VOTE BY INTERNET – Before the Meeting – Go to www.proxyvote.com
VOXX INTERNATIONAL CORPORATION 2351 J LAWSON BLVD. ORLANDO, FL 32824 ATTN: JANINE RUSSO

Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 22, 2024 for shares held directly. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/VOXX2024

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 22, 2024 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

VOXX INTERNATIONAL CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS Vote on Directors
1.	ELECTION OF DIRECTORS. To elect our board of seven directors	☐	☐	☐
Nominees:

Class A Shareholders vote:

01) Denise Waund Gibson

02) John Adamovich, Jr.

03) Steve Downing

04) John J. Shalam

05) Patrick M. Lavelle

06) Ari M. Shalam

07) Beat Kahli

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL:		For	Against	Abstain

2.	To approve, the Company’s 2024 Equity Incentive Plan	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL:		For	Against	Abstain

3.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If signing on behalf of a corporation or partnership, please have an authorized officer sign using the full corporate or partnership name

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

VOXX INTERNATIONAL CORPORATION

2351 J Lawson Blvd.

Orlando, FL 32824

The undersigned appoints Patrick M. Lavelle and Loriann Shelton, each as proxies with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of VOXX International Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held July 23, 2024, at 10:00 a.m., via a live webcast at www.virtualshareholdermeeting.com/VOXX2024, or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on the reverse side

VOTE BY INTERNET – Before the Meeting – Go to www.proxyvote.com
VOXX INTERNATIONAL CORPORATION 2351 J LAWSON BLVD. ORLANDO, FL 32824 ATTN: JANINE RUSSO

Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 22, 2024 for shares held directly. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/VOXX2024

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 22, 2024 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

VOXX INTERNATIONAL CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Vote on Directors
1.	ELECTION OF DIRECTORS. To elect to our board four of seven directors	☐	☐	☐
Nominees:

Class B Shareholders vote:

01) John J. Shalam

02) Patrick M. Lavelle

03) Ari M. Shalam

04) Beat Kahli

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL:		For	Against	Abstain

2.	To approve, the Company’s 2024 Equity Incentive Plan	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL:		For	Against	Abstain

3.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If signing on behalf of a corporation or partnership, please have an authorized officer sign using the full corporate or partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

VOXX INTERNATIONAL CORPORATION

2351 J Lawson Blvd

Orlando, FL 32824

The undersigned appoints Patrick M. Lavelle and Loriann Shelton, each as proxies with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of VOXX International Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held July 23, 2024, at 10:00 a.m., via a live webcast at www.virtualshareholdermeeting.com/VOXX2024, or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on the reverse side